                           SECOND AMENDED AND RESTATED
                    SUBSIDIARY PLEDGE AND SECURITY AGREEMENT


          SECOND AMENDED AND RESTATED SUBSIDIARY PLEDGE AND SECURITY AGREEMENT, dated as of May 2, 1994 (as the same may be amended, restated, supplemented or otherwise modified from time to time, this "Agreement"), made by each of the corporations listed on Schedule 1 hereto (individually, an "Assignor" and collectively, the "Assignors") to Bankers Trust Company, a New York banking corporation, in its capacity as Collateral Agent (as hereinafter defined) for the Secured Creditors (as hereinafter defined). Certain capitalized terms are defined in Article VII hereof.

                              W I T N E S S E T H:

          WHEREAS, certain of the parties hereto (or their predecessors) (other than certain Assignors which executed mortgages in favor of the Agent) entered into the Subsidiary Pledge and Security Agreement dated as of September l, 1988, as supplemented by Supplement No. l dated as of October 4, 1990, and the Subsidiary Security Agreement (Mortgaged Property) dated as of September 1, 1988, as supplemented by Supplement No. l dated as of October 4, 1990, each of which was amended and restated by the Amended and Restated Subsidiary Pledge and Security Agreement dated as of July 21, 1992 (the "1992 Subsidiary Pledge and Security Agreement"), in favor of the Collateral Agent for the benefit of the Lenders, the Trustee and the Issuing Banks (as such terms are defined in the 1992 Subsidiary Pledge and Security Agreement) and now desire to amend and restate such agreement in its entirety; and

          WHEREAS, Charter Medical Corporation, a Delaware corporation (as successor to WAF Acquisition Corporation, a Delaware corporation, the "Company"), certain of the Lenders (as hereinafter defined), Bankers Trust Company, as Agent, and Wells Fargo Bank, National Association and Bank of America National Trust and Savings Association, as co-agents (the "Original Co-Agents"), entered into that certain Credit Agreement dated as of September l, 1988 which was amended and restated by the Amended and Restated Credit Agreement dated as of July 21, 1992 (the "1992 Company Credit Agreement"), which is being amended and restated by the Second Amended and Restated Credit Agreement dated as of the date hereof (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Company Credit Agreement"), pursuant to which certain of the Lenders made certain loans and commitments to the Company, the terms of which are being amended and restated pursuant to the Company Credit Agreement; and

          WHEREAS, pursuant to the terms and conditions of the Company Credit Agreement, the Lenders have made certain commitments to make additional loans to, and participate in and/or issue letters of credit for the account of, the Company; and

          WHEREAS, certain Subsidiary Borrowers, certain of the Lenders, the Agent and the Original Co-Agents entered into a Credit Agreement, dated as of September l, 1988, which was amended and restated by the Amended and Restated Subsidiary Credit Agreement dated as of July 21, 1992 (the "1992 Subsidiary Credit Agreement"; and, together with the 1992 Company Credit Agreement, the "1992 Credit Agreements"), which is being amended and restated by the Second Amended and Restated Subsidiary Credit Agreement dated as of the date hereof (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Subsidiary Credit Agreement"; and, together with the Company Credit Agreement, each a "Credit Agreement" and collectively the "Credit Agreements"), pursuant to which certain of the Lenders made certain loans and commitments to, and participated in certain letters of credit for the benefit of, the Subsidiary Borrowers, the terms of which are being amended and restated pursuant to the Subsidiary Credit Agreement; and

          WHEREAS, pursuant to the terms and conditions of the Subsidiary Credit Agreement, the Lenders have made certain commitments to make additional loans to, and participate in and/or issue letters of credit for the account of, the Subsidiary Borrowers; and

          WHEREAS, the Assignors have executed and delivered a Second Amended and Restated Subsidiary Guaranty dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Subsidiary Guaranty") pursuant to which such Assignors have agreed jointly and severally to guarantee all of (i) the Obligations (as defined in the Company Credit Agreement) of the Company and (ii) the Obligations of the Subsidiary Borrowers; and

          WHEREAS, the Company has guaranteed the Obligations of each Subsidiary Borrower; and

          WHEREAS, the Lenders have agreed to amend and restate the 1992 Credit Agreements upon terms and conditions acceptable to the Company and the Subsidiary Borrowers; and

          WHEREAS, it was a condition precedent to the incurrence of loans and the participation in letters of credit under the 1992 Credit Agreements that each Assignor execute and deliver to the Agent the 1992 Subsidiary Pledge and Security Agreement and it is a condition precedent to the incurrence of loans and the issuance of letters of credit under the Credit Agreements that each Assignor execute and deliver to the Collateral Agent this Agreement; and

          WHEREAS, (a) the Senior Secured Notes (as defined in the 1992 Subsidiary Pledge and Security Agreement) have been irrevocably paid in full;
(b) each Issuing Bank has agreed, among other things, that the Reimbursement Agreements (as defined in the 1992 Subsidiary Pledge and Security Agreement) to which it is a party (other than the Credit Documents to the extent the same could be considered Reimbursement Agreements) shall no longer be entitled to the security interests and other benefits of this Agreement; and (c) the Intercreditor Agreement (as defined in the 1992 Subsidiary Pledge and Security Agreement) has been terminated, except for the appointment by the Lenders of Bankers Trust Company as Collateral Agent, which appointment has been ratified and confirmed in the Credit Agreements;

          NOW, THEREFORE, in consideration of the benefits accruing to the Assignors, the receipt and sufficiency of which are hereby acknowledged, the Assignors hereby make the following representations and warranties and covenant and agree as follows:

                                    ARTICLE I

                               SECURITY INTERESTS

          1.1. GRANT OF SECURITY INTERESTS. (a) As collateral security for the prompt and complete payment and performance when due of all of the Obligations, each Assignor does hereby sell, assign and transfer as collateral security unto, and does hereby grant to, the Collateral Agent for the benefit of the Secured Creditors, a continuing security interest in all of such Assignor's right, title and interest in, to and under all of the following, now existing or hereafter from time to time arising or acquired, (i) each and every Receivable, except (x) to the extent prohibited by the Medicare and Medicaid programs pursuant to 42 U.S.C. sections 1395 and 1396(a) (and any successor to such Sections) and (y) Receivables from the United States Government to the extent such Receivables are prohibited by law to be subject to a security interest or Lien, (ii) all Inventory, Equipment, other Goods, Chattel Paper, Documents, Fixtures and Instruments; (iii) to the extent not prohibited by applicable law, all Contracts, Contract Rights arising under such Contracts and all other General Intangibles; (iv) to the extent permitted under such agreements, any and all interest rate or currency exchange agreements, including without limitation, cap, collar, floor, forward or similar agreements or other rate protection arrangements and all other hedging arrangements; (v) any and all books and records relating to any of the property described in the foregoing clauses (i) through (iv) except to the extent such books and records are acquired under a license from a third party which prohibits the granting of a security interest therein; and (vi) in each instance, together with all accessions, attachments and additions thereto, substitutions therefor and replacements, Proceeds and products of any and all of the foregoing items described in clauses (i) through
(v) (all of the above collectively, the "Collateral"); PROVIDED, HOWEVER, that, with the exception of the Collateral described in clause (i) and any Collateral constituting intercompany notes, the foregoing grant of a security interest shall not include a security interest in, and the Collateral shall not include, any property of an Assignor to the extent (but only to the extent) that the granting of a security interest in such property is prohibited or otherwise restricted by the terms of the agreements listed on the attached Schedule 1.1 (the "Excluded Property"); PROVIDED, FURTHER, that upon the termination or expiration of such prohibition or restriction, the Excluded Property shall become subject to the security interest hereunder and shall be deemed to be Collateral.

          (b) The pledges, liens and security interests of the Collateral Agent under this Agreement extend to all Collateral now existing or hereafter acquired, of the kind which is the subject of this Agreement which any Assignor may acquire at any time during the continuation of this Agreement. Except as otherwise set forth in the Credit Agreements (including, without limitation, Section 8.8 of the Company Credit Agreement), upon the sale or disposition by any Assignor of all of its right, title and interest in and to any Collateral pursuant to Sections 8.2, 8.6 or 8.8 of the Company Credit Agreement, to a Person other than another Assignor, the security interest with respect to such Collateral shall be released; PROVIDED that, at such time, no Default or Event of Default shall have occurred and be continuing.

               (c) In the event that the grant of a security interest hereunder in any Collateral (other than any Collateral described in Section 1.1(a)(i) and any intercompany notes) is prohibited by any agreement to which an Assignor is a party, the Collateral Agent, promptly after a written request therefor from such Assignor or the Company, shall release the security interest granted hereunder in such Collateral if (i) no Default or Event of Default has occurred and is then continuing, (ii) the replacement cost of such Collateral is less than $500,000, (iii) such Assignor and the Company have used all reasonable efforts (other than the payment of any significant sum of money) to obtain a consent from the other parties to such agreement to the Collateral Agent's security interest in such Collateral, and (iv) after giving effect to such release, Collateral and Company Collateral having an aggregate replacement cost in excess of $3,000,000 shall not have been released pursuant to this Section 1.1(c) and/or Section 1.1(c) of the Company Pledge and Security Agreement. For purposes of the foregoing clauses (ii) and (iv), the replacement cost of any Collateral or Company Collateral requested from time to time to be released pursuant to this Section 1.1(c) or Section 1.1(c) of the Company Pledge and Security Agreement shall be the replacement cost of such Collateral or Company Collateral, as the case may be, at the time of the request for such release as determined by the Company at such time in good faith and in a reasonable manner.

               1.2. POWER OF ATTORNEY. Each Assignor hereby constitutes and appoints the Collateral Agent its true and lawful attorney, with full power (in the name of Assignor or otherwise), upon the occurrence and during the continuance of an Event of Default to act, require, demand, receive, compound and give acquittance for any and all monies and claims for monies due or to become due to such Assignor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings, consistent with the Collateral Agent's rights under this Agreement, which the Collateral Agent may deem to be necessary or advisable in the premises, which appointment as attorney is coupled with an interest and is irrevocable.


                                   ARTICLE II

                GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

          Each Assignor represents, warrants and covenants, which representation, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

          2.1. NECESSARY FILINGS. All filings, registrations and recordings necessary or appropriate to create, preserve, protect and perfect the security interest granted by each Assignor to the Collateral Agent hereby in respect of the Collateral have been accomplished and the security interest granted to the Collateral Agent pursuant to this Agreement in and to the Collateral constitutes a perfected security interest therein (as provided in the Uniform Commercial
Code), which is superior and prior to the rights of all other Persons therein (subject, however, to Permitted Encum-brances that are prior to the security interests granted hereunder pursuant to applicable law), and is entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code as enacted in any relevant jurisdiction to perfected security interests.

          2.2. NO LIENS. Each Assignor is, and as to Collateral acquired by it from time to time after the date hereof, such Assignor will be, the owner of all Collateral free from any Lien, security interest, encumbrance, assignment or other right, title or interest of any Person other than as created under the Security Documents, except as otherwise permitted pursuant to the terms and provisions of the Company Credit Agreement ("Permitted Encumbrances") and, except as to Permitted Encumbrances, such Assignor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Collateral Agent.

          2.3. OTHER FINANCING STATEMENTS. Except for Permitted Encumbrances, there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering any interest of any kind in the Collateral and so long as any of the Obligations remain unpaid, no Assignor will execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by the Assignors and Permitted Encumbrances.

          2.4. CHIEF EXECUTIVE OFFICE; CORPORATE NAME; RECORDS. The chief executive office of each Assignor is located at the addresses specified for such Assignor on Annex A attached hereto. No Assignor will move its chief executive office except to such new location such Assignor may establish in accordance with the last sentence of this Section 2.4. No Assignor will change its corporate name nor carry on business under any name other than its corporate name or the name specified for such Assignor on Annex A attached hereto except after having complied with the requirements of the last sentence of this
Section 2.4. The originals of all documents evidencing all Receivables of each Assignor and the only original books of account and records of such Assignor relating thereto are, and will continue to be, kept at such chief executive office, or at such new location for such chief executive office as such Assignor may establish in accordance with the last sentence of this Section 2.4 or such other location as listed on Annex A hereto, PROVIDED that all actions necessary to perfect or continue to perfect the security interests granted hereunder in such documents, books of account and records have been taken. All Receivables of each Assignor are, and will continue to be controlled and directed (including, without limitation, for general accounting purposes) from, such chief executive office location as set forth on Annex A attached hereto, or such new location as such Assignor may establish in accordance with the last sentence of this Section 2.4 or such other location as listed on Annex A attached hereto. No Assignor shall establish a new location for its chief executive office or change its corporate name or the names under which it presently conducts its business unless (i) it shall give to the Collateral Agent written notice clearly describing such new location or specifying such new corporate name, as the case may be, and providing such other information in connection therewith as the Collateral Agent may reasonably request, and (ii) with respect to such new location or such new corporate name, as the case may be, it shall have taken all action, satisfactory to the Collateral Agent, to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

          2.5. LOCATION OF EQUIPMENT. (a) All Significant Equipment held on the date hereof by each Assignor is located at the address shown for such Assignor on Annex A attached hereto. Except as otherwise permitted pursuant to the Mortgages, each Assignor agrees that all Significant Equipment owned or leased by it from time to time shall be kept at (or shall be in transport to) the location shown on Annex A attached hereto for such Assignor, or such new location as each Assignor may establish in accordance with the last sentence of this Section 2.5; PROVIDED that any Significant Equipment of such Assignor may at any time be in transport to, or located on a temporary basis at, any other location set forth on Annex A attached hereto. No Assignor may otherwise establish a new location for any Significant Equipment unless (i) it shall have given to the Collateral Agent written notice clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may reasonably request, and (ii) with respect to such new location, it shall have taken all action satisfactory to the Collateral Agent to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.


                                   ARTICLE III

                    SPECIAL PROVISIONS CONCERNING RECEIVABLES

          3.1. ADDITIONAL REPRESENTATIONS AND WARRANTIES. As of the time when each of its Receivables arises, each Assignor shall be deemed to have represented and warranted that such Receivable and all records, papers and documents relating thereto (if any) are genuine and in all respects are what they purport to be, and that all papers and documents (if any) relating thereto
(i) will be the only original writings evidencing and embodying such obligation of the account debtor named therein (other than copies created for purposes other than general accounting purposes), (ii) will evidence true and valid obligations, enforceable in accordance with their respective terms (except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws and by principles of equity) arising out of the performance of labor or services or the sale or lease and delivery of the merchandise listed therein, or both, not subject to the fulfillment of any contract or condition whatsoever or to any defenses, set-offs or counterclaims (except (a) with respect to refunds, returns, adjustments and allowances in the ordinary course of business with respect to damaged merchandise and similar practices arising in the ordinary course of business relating to payments under Medicare and other health insurance programs and (b) accounts that have not yet been earned by performance), or stamp or other taxes, and (iii) will be in compliance in all material respects and will conform with all applicable and material federal, state and local laws.

          3.2. MAINTENANCE OF RECORDS. Each Assignor will keep and maintain at its own cost and expense satisfactory and complete records of its Receivables, includ-ing, but not limited to, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and each Assignor will make the same available to the Collateral Agent, for inspection at such Assignor's place of business, in accordance with the terms set forth for the inspection of such types of records in the Company Credit Agreement (except such records constituting confidential patient information, the release of which information is prohibited by law). After the occurrence and continuance of an Event of Default, each Assignor shall, at its own cost and expense, deliver all tangible evidence that the Collateral Agent may reasonably request of its Receivables (including, without limitation, all documents evidencing the Receivables) and such books and records to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by such Assignor) at any time upon its demand; PROVIDED, THAT, nothing set forth herein shall require the delivery of confidential patient information to the extent the release of such information (if any) is prohibited by law until all such consents or approvals for such release shall have been obtained (which consents and approvals each Assignor agrees to promptly take reasonable action to obtain in any such event). If the Collateral Agent so directs, each Assignor shall legend, in form and manner reasonably satisfactory to the Collateral Agent, the Receivables and other books, records and documents of such Assignor evidencing or pertaining to the Receivables with an appropriate reference to the fact that the Receivables have been assigned to the Collateral Agent and that the Collateral Agent has a security interest therein.

          3.3. MODIFICATION OF TERMS; ETC. No Assignor shall rescind or cancel any indebtedness evidenced by any Receivable or modify any term thereof or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any dispute, claim, suit or legal proceeding relating thereto, or sell any Receivable or interest therein, without the prior written consent of the Collateral Agent, except as permitted by Section 3.4 hereof. Each Assignor will duly fulfill all obligations on its part to be fulfilled under or in connection with the Receivables and will do nothing to impair the rights of the Collateral Agent in the Receivables.

          3.4. COLLECTION. Each Assignor shall endeavor to cause to be collected from the account debtor named in each of its Receivables, as and when due (including, without limitation, Receivables which are delinquent, such Receivables to be collected in accordance with past business practices and generally accepted collection procedures in accordance with all applicable laws), any and all amounts owing under or on account of such Receivable subject to adjustments made in the ordinary course of business and in sound business judgment relating to payments under Medicare and other health insurance programs or made in respect of charitable programs for indigent care in accordance with such Assignor's past practices, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable, except that, prior to the occurrence and continuance of an Event of Default, such Assignor may (i) convey, sell, lease or otherwise dispose of accounts receivable which have been outstanding more than 120 days in the ordinary course of business in accordance with such Assignor's past collection practices of accounts receivable and (ii) allow in the ordinary course of business as adjustments to amounts owing under its Receivables (A) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Assignor finds appropriate in accordance with sound business judgment and (B) a refund or credit due as a result of returned or damaged merchandise. The costs and expenses (including, without limitation, attorneys' fees) of collection, whether incurred by any Assignor or the Collateral Agent, shall be borne by the Assignors.

          3.5. INSTRUMENTS. Upon the occurrence and during the continuance of an Event of Default and upon the written request of the Collateral Agent, if any of the Receivables of any Assignor becomes evidenced by an Instrument, such Assignor will within 10 days notify the Collateral Agent thereof, and upon written request by the Collateral Agent promptly deliver such Instrument to the Collateral Agent appropriately endorsed to the order of the Collateral Agent as further security hereunder.

          3.6. FURTHER ACTIONS. Each Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory

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assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports, notices and other assurances or instruments and take such further steps relating to its Receivables and other property or rights covered by the security interest hereby granted, as the Collateral Agent may reasonably require in order to create, preserve, perfect or validate (under the Assignment of Claims Act of 1940, as amended, or similar state laws, in each case for Receivables under a contract with a book value greater than $50,000) any security interest granted pursuant to this Agreement or to enable the Collateral Agent to exercise and enforce its rights under this Agreement with respect to such security interest; PROVIDED, HOWEVER, the Collateral Agent agrees that notwithstanding anything to the contrary set forth in this Section 3.6, unless an Event of Default shall have occurred and be continuing, each Assignor may retain in its possession all Collateral which would otherwise require possession by the Collateral Agent for perfection of the security interest therein granted by such Assignor under this Agreement.


                                  ARTICLE IIIA

                      SPECIAL PROVISIONS CONCERNING CHATTEL
                          PAPER AND INSURANCE PROCEEDS

          Section 3A.1. CHATTEL PAPER. Upon the occurrence and during the continuance of an Event of Default, each Assignor will, upon request by the Collateral Agent, (i) legend all Chattel Paper with an appropriate reference to the fact that such Chattel Paper has been assigned to the Collateral Agent and that the Collateral Agent has a security interest therein and (ii) promptly deliver all Chattel Paper to the Collateral Agent.

          Section 3A.2. INSURANCE PROCEEDS. The Collateral Agent may apply any proceeds of insurance received by it with respect to any Equipment in accordance with the terms and provisions set forth in the Mortgages, regardless of whether such Equipment is subject thereto. Each Assignor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of any Assignor to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to any Assignor.

                                   ARTICLE IV

                               FURTHER ASSURANCES

          Except as permitted hereby, no Assignor will do anything to materially impair the rights of the Collateral Agent in the Collateral. Each Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Collateral Agent deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral; PROVIDED, HOWEVER, the Collateral Agent agrees that notwithstanding anything to the contrary set forth in this Agreement, unless an Event of Default shall have occurred and be continuing, each Assignor may retain in its possession all Collateral which would otherwise require possession by the Collateral Agent for perfection of the security interest therein granted by such Assignor under this Agreement. Each Assignor agrees to sign and deliver to the Collateral Agent such financing statements, in form acceptable to the Collateral Agent, as the Collateral Agent may from time to time reasonably request or as are necessary or desirable in the reasonable opinion of the Collateral Agent to establish and maintain a valid and enforceable security interest in the Collateral as provided herein and having the priority as contemplated hereunder and the other rights and security contemplated hereby all in accordance with the Uniform Commercial Code as enacted in any and all relevant jurisdictions or any other relevant law. Each Assignor will pay any applicable filing fees and related expenses. To the extent permitted by applicable law, each Assignor authorizes the Collateral Agent to file any such financing statements without the signa-ture of such Assignor and to sign such financing statement on behalf of, and in the name of, the Assignor.


                                    ARTICLE V

                  REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT

          5.1. REMEDIES; OBTAINING THE COLLATERAL UPON DEFAULT. Each Assignor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, the Collateral Agent shall be entitled to exercise all rights and remedies of a secured party under the Uniform Commercial Code as in effect in any relevant jurisdiction to enforce the assignments and security interests contained herein, and, in addition, to the extent permitted by applicable law, the Collateral Agent may:

          (a) personally, or by agents or attorney, immediately take possession of the Collateral or any part thereof, from any Assignor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon any Assignor's or such other Person's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Assignor; and

          (b) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Receivables) constituting the Collateral to make any payment required by the terms of such instrument or agreement directly to the Collateral Agent;

it being understood that each Assignor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to apply for a decree requiring, specific performance by any Assignor of said obligation.

          5.2. REMEDIES; DISPOSITION OF THE COLLATERAL. In connection with the exercise by the Collateral Agent of any of its rights or remedies at any time an Event of Default has occurred and is continuing, any Collateral may be sold, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Collateral Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than 10 days' written notice to the respective Assignor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for 10 days after the giving of such notice, to the right of such Assignor or any nominee of such Assignor to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than l0 days' written notice to the respective Assignor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the Collateral Agent's option, be subject to reserve), after publication of notice of such auction not less than l0 days prior thereto in two newspapers in general circulation in the applicable city listed on Annex A. To the extent permitted by any such requirement of law, the Collateral Agent (or any Secured Party) may itself bid for and become the purchaser of the Collateral or any item thereof offered for sale in accordance with this Section without accountability to any Assignor (except to the extent of surplus money received as provided in Section 5.4). In the payment of the purchase price of the Collateral, the purchaser shall be entitled to have credit on account of the purchase price thereof of amounts owing to such purchaser on account of any of the Obligations which would be payable to it in accordance with the terms and provisions of the Credit Agreements, and any such purchaser may deliver notes, claims for interest, or claims for other payment with respect to such obligations in lieu of cash up to the amount which would, upon distribution of the net proceeds of such sale, be payable thereon. Such notes, if the amount payable hereunder shall be less than the amount due thereon, shall be returned to the holder thereof after being appropriately stamped to show partial payment. If, under mandatory requirements of applicable law, the Collateral Agent shall be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to the respective Assignor as herein above specified, the Collateral Agent need give such Assignor only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law.

          5.3. WAIVER OF CLAIMS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, EACH ASSIGNOR HEREBY WAIVES NOTICE OR JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT'S TAKING POSSESSION OR THE COLLATERAL AGENT'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH ASSIGNOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and each Assignor hereby further waives to the extent permitted by applicable law:

          (a) all damages occasioned by such taking of possession except any damages which are the direct result of the Collateral Agent's gross negligence or willful misconduct;

          (b) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent's rights hereunder; and

          (c) all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each Assignor, for itself and all who may claim under it, insofar as it or they may now or hereafter lawfully do so, hereby waives the benefit of such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of each Assignor therein and thereto, and shall be a perpetual bar both at law and in equity against each Assignor and against any and all

Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under such Assignor.

          5.4. APPLICATION OF PROCEEDS; ASSIGNOR LIABLE FOR DEFICIENCY. The proceeds of any Collateral obtained pursuant to Section 5.1 or disposed of pursuant to Section 5.2 shall be applied as follows:

          (a) first, to the payment of any and all expenses and fees (including reasonable attorney's fees) actually incurred by the Collateral Agent in obtaining, taking possession of, removing, storing and disposing of Collateral and any and all amounts incurred by the Collateral Agent in connection therewith or owing to the Collateral Agent hereunder;

          (b) next, any surplus then remaining, to the payment of the other Obligations; and

          (c) if the Total Commitment is then terminated, all Loans (under and as defined in each of the Credit Agreements) have been paid in full, no Letters of Credit or Subsidiary Letters of Credit are outstanding and no Obligation is outstanding, any surplus then remaining shall be paid to the Assignors, subject, however, to the rights of the holder of any then existing Lien of which the Collateral Agent has actual notice (without investigation);

it being understood that Assignor shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the sums referred to in clauses (a) and (b) of this Section 5.4.

          5.5. REMEDIES CUMULATIVE. Each and every right, power and remedy hereby specifically given to the Collateral Agent shall be in addition to every other right, power and remedy specifically given under this Agreement or under any other Credit Document or now or hereafter existing at law or in equity, or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Collateral Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of exercise of one shall not be deemed a waiver of the right to exercise of any other or others. No delay or omission of the Collateral Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default (as defined in either of the Credit Agreements) or Event of Default or an acquiescence therein.

          5.6. DISCONTINUANCE OF PROCEEDINGS. In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case each Assignor and the Collateral Agent shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted.


                                   ARTICLE VI

                                    INDEMNITY

          6.1. Without duplication of any amounts payable under Section 12.1 of each Credit Agreement and any similar indemnity provision under any other Credit Document, each Assignor shall: (i) whether or not the transactions hereby contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the Collateral Agent actually incurred in connection with the administration (both before and after the execution hereof and including advice of counsel as to the rights and duties of the Collateral Agent with respect thereto) of and in connection with the preparation, execution and delivery of this Agreement (including, without limitation, the reasonable fees and disbursements of Skadden, Arps, Slate, Meagher & Flom) and of the Collateral Agent actually incurred in connection with the preservation of rights under, and enforcement of, and, after an Event of Default, any renegotiation or restructuring of this Agreement and any amendment, waiver or consent relating thereto (including, without limitation, the reasonable fees and disbursements of counsel for the Collateral Agent); (ii) pay and hold the Collateral Agent harmless from and against any and all present and future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to this Agreement and save the Collateral Agent harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay any such taxes, charges or levies; and (iii) indemnify the Collateral Agent, its officers, directors, employees, representatives and agents from and hold each of them harmless against any and all costs, losses, liabilities, claims, damages or expenses actually incurred by any of them (whether or not any of them is designated a party, thereto) arising out of or by reason of any investigation, litigation or other proceeding related to this Agreement or any transaction contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding. Notwithstanding anything in this Agreement to the contrary, no Assignor shall be responsible to the Collateral Agent or any officer, director, employee, representative or agent of the foregoing (an "Indemnified Party") for any losses, damages, liabilities or expenses which result from such Indemnified Party's gross negligence or willful misconduct. It is understood that no Assignor shall, in connection with any single action, suit, proceeding or claim or separate but substantially similar or related actions, suits, proceedings or claims, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys at the same time for the Indemnified Parties (which firm shall be designated by the Collateral Agent) except that, if any Indemnified Party other than the Collateral Agent shall determine, in its sole discretion, that there may be a conflict in such firm representing the Collateral Agent and such Indemnified Party, then the Assignors shall be liable for the reasonable fees and expenses of an additional firm for such Indemnified Party whose interests may be in conflict. The Assignors' obligations under this Article VI shall survive any termination of this Agreement.

                                   ARTICLE VII

                                   DEFINITIONS

          7.1. DEFINITIONS. The following terms shall have the meanings herein specified unless the context otherwise requires. Such definitions shall be equally applicable to the singular and plural forms of the terms defined. Except as otherwise defined herein, including in the recital paragraphs, capitalized terms used herein and defined in the Company Credit Agreement shall be used herein as so defined.

          "Agreement" shall have the meaning specified in the first paragraph hereof.

          "Assignor" shall have the meaning specified in the first paragraph hereof.

          "Chattel Paper" shall have the meaning assigned that term under the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Collateral" shall have the meaning specified in Section 1.1(a).

          "Collateral Agent" shall mean Bankers Trust Company, a New York banking corporation, in its capacity as collateral agent for the Secured Creditors or any of its successors in such capacity.

          "Company" shall have the meaning specified in the second "Whereas" clause of this Agreement.

          "Company Collateral" shall have the meaning provided for the term "Collateral" in the Company Pledge and Security Agreement.

          "Company Credit Agreement" shall have the meaning specified in the second "Whereas" clause of this Agreement.

          "Contract Rights" shall mean all rights of any Assignor (including, without limitation, all rights to payment) under each Contract.

          "Contracts" shall mean all contracts between any Assignor and one or more additional parties as any such Contract may be amended, modified or supplemented from time to time.

          "Credit Agreements" shall have the meaning specified in the fourth "Whereas" clause of this Agreement.

          "Default" shall mean and include any "Default" under either Credit Agreement.

          "Documents" shall have the meaning assigned that term under the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Equipment" shall mean all machinery, all manufacturing, distribution, selling, data processing and office equipment, all computers, all furniture, furnishings, appliances, trade fixtures, CAT scanners, X-ray machines, vehicles (other than vehicles the title to which is required to be registered pursuant to state motor vehicle registration statutes); all other equipment, including, in any event, and without limitation, all "equipment" as defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York and any attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

          "Event of Default" shall mean and include any "Event of Default" under either Credit Agreement.

          "Excluded Property" shall have the meaning specified in Section 1.1(a) of this Agreement.

          "Fixtures" shall have the meaning assigned to that term under the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "General Intangibles" shall have the meaning assigned that term under the Uniform Commercial Code as in effect on the date hereof in the State of New York including, in any event, but not limited to, all rights, interests, choses in action, causes of actions, claims and all other intangible property of every kind and nature (other than Receivables and Instruments), including, without limitation, all loans, royalties and other obligations receivable; all inventions, designs, trade secrets, know-how, computer programs, printouts and other computer materials, goodwill, registrations, licenses (other than licenses with respect to which any Assignor is a licensee and which by their terms or by law are not assignable), franchises, patient lists, credit files, correspondence and advertising materials; all customer, insurance and supplier contracts, rights under license and franchise agreements and other contracts and contract rights; all interests in partnerships and joint ventures; all tax refunds and tax refund claims; all payments due or made to any Assignor in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any property by any person or governmental authority; all credits with and other claims against carriers and shippers; all rights to indemnification; other proprietary rights of every kind and description; all rights under or in connection with any pledge agreement or security agreement securing any obligation owed to any Assignor; and all other intangible property.

          "Goods" shall have the meaning assigned that term under the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Indemnified Party" shall have the meaning specified in Article VI of this Agreement.

          "Instruments" shall mean all notes, drafts, stocks, bonds and debt and equity securities, whether or not certificated, and warrants, options, puts and calls and other rights to acquire or otherwise relating to the same and all other writings which evidence a right to payment for money, including, in any event, and without limitation, all "instruments," "certificated securities" or "uncertificated securities" each as defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, and all payments thereunder and instruments and other property from time to time delivered in respect thereof or in exchange therefor, together with all security pledged, assigned, hypothecated, granted or held to secure the foregoing.

          "Inventory" shall mean all goods (whether in the possession of any Assignor or of a bailee or other person for sale, storage, transit, processing, use or otherwise and whether consisting of whole goods, spare parts, components, supplies, materials or consigned, returned or repossessed goods), including, without limitation, all such goods which are held for sale or lease or are to be furnished (or which have been furnished) or consumed in such Assignor's business and including all other inventory, including, in any event and without limitation, all "inventory" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor.

          "Lenders" shall mean the financial institutions from time to time signatories to either or both of the Credit Agreements.

          "1992 Company Credit Agreement" shall have the meaning specified in the second "Whereas" clause of this Agreement.

          "1992 Credit Agreements" shall have the meaning specified in the fourth "Whereas" clause of this Agreement.

          "1992 Subsidiary Credit Agreement" shall have the meaning specified in the fourth "Whereas" clause of this Agreement.

          "Obligations" shall mean (a) all indebtedness, obligations, and liabilities (including, without limitation, guarantees, reimbursement obligations in respect of Subsidiary Letters of Credit, and other contingent liabilities) of each Assignor to the Collateral Agent, the Agent and any Lender, arising under or in connection with (i) in the case of any Assignor which is a Subsidiary Borrower, direct obligations of such Assignor under the Subsidiary Credit Agreement, (ii) the Subsidiary Guaranty, and/or (iii) this Agreement; (b) any and all sums advanced by the Collateral Agent in order to preserve the Collateral or preserve its security interest in the Collateral; and (c) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of Assignor referred to in clause (a), after an Event of Default shall have occurred and be continuing, the reasonable expenses of the Collateral Agent and the other Secured Creditors of retaking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with reasonable attorneys' fees of the Collateral Agent and the other Secured Creditors actually incurred and court costs.

          "Original Co-Agents" shall have the meaning specified in the second "Whereas" clause of this Agreement.

          "Permitted Encumbrances" shall have the meaning specified in Section 2.2.

          "Premises" shall mean, with respect to any Assignor, the premises located at the addresses specified for such Assignor on Annex A attached hereto.

          "Proceeds" shall mean "proceeds" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Receivables" shall mean all of each Assignor's "accounts" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Secured Creditors" shall mean, collectively, the Lenders, the Agent, the Co-Agent, the Collateral Agent, and their respective successors and assigns.

          "Significant Equipment" shall mean Equipment with an aggregate fair market value of $200,000 or greater.

          "Subsidiary Credit Agreement" shall have the meaning specified in the second "Whereas" clause of this Agreement.

          "Subsidiary Guaranty" shall have the meaning specified in the third "Whereas" clause of this Agreement.

          "Total Commitment" shall mean the Total Revolving Loan Commitment.

                                  ARTICLE VIII

                                  MISCELLANEOUS

          8.1. NOTICES. All notices and other communications hereunder shall be given to the Company (on behalf of any Assignor) and the Collateral Agent at the addresses and in the manner specified in the Company Credit Agreement.

          8.2. WAIVER; AMENDMENT. No delay on the part of the Collateral Agent in exercising any of its rights, remedies, powers and privileges hereunder or partial or single exercise thereof, shall constitute a waiver thereof. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless executed and delivered in accordance with the terms of the Credit Agreements. No notice to or demand on any Assignor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Collateral Agent to any other or further action in any circumstances without notice or demand.

          8.3. OBLIGATIONS ABSOLUTE. The obligations of each Assignor under this Agreement shall be joint, several, absolute and unconditional in accordance with its terms and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation:
(a) any change in the time, place or manner of payment of, or in any other term of, all or any of the Obligations, any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of the Subsidiary Guaranty, either Credit Agreement, any Note, any other Credit Document or any other documents, instruments or agreements relating to the Obligations or any other instrument or agreement referred to therein or any assignment or transfer of any thereof; (b) any lack of validity or enforceability of the Subsidiary Guaranty, either Credit Agreement, any Note, any other Credit Document or any other documents, instruments or agreement referred to therein or any assignment or transfer of any thereof; (c) any furnishing of any additional security to the Collat-eral Agent, the other Secured Creditors or their assignees or any acceptance thereof or any release of any security by the Collateral Agent, the other Secured Creditors or their assignees; (d) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to such Assignor or any Subsidiary of such Assignor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Assignor shall have notice or knowledge of any of the foregoing; (f) any exchange, release or nonperfection of any other collateral, or any release, or amendment or waiver of or consent to departure from any guaranty or security, for all or any of the Obligations; or
(g) any other circumstance which might otherwise constitute a defense available to, or a discharge of such Assignor. The rights and remedies of the Collateral Agent herein provided are cumulative and not exclusive of any rights or remedies which the Collateral Agent would otherwise have.

          8.4. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon each Assignor and its successors and assigns and shall inure to the benefit of each Secured Creditor and its permitted successors and assigns, provided that each Assignor may not transfer or assign any or all of its rights or obligations hereunder without the written consent of the Collateral Agent.

          8.5. HEADINGS DESCRIPTIVE. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

          8.6. SEVERABILITY. To the extent permitted by applicable law, any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invali-date or render unenforceable such provision in any other jurisdiction.

             8.7. GOVERNING LAW; APPOINTMENT OF AN AGENT FOR SERVICE OF PROCESS; SUBMISSION TO JURISDICTION. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF). ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH ASSIGNOR HEREBY CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE JURISDICTION OF THE AFORESAID COURTS SOLELY FOR THE PURPOSE OF ADJUDICATING ITS RIGHTS OR THE RIGHTS OF THE AGENT WITH RESPECT TO THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. EACH ASSIGNOR HEREBY IRREVOCABLY DESIGNATES CT CORPORATION SYSTEM, LOCATED AT 1633 BROADWAY, NEW YORK, NEW YORK 10019 AS THE DESIGNEE, APPOINTEE AND PROCESS AGENT OF SUCH ASSIGNOR, TO RECEIVE, FOR AND ON BEHALF OF SUCH ASSIGNOR, SERVICE OF PROCESS IN SUCH JURISDICTIONS IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO AND SUCH SERVICE SHALL, TO THE EXTENT PERMITTED BY APPLICABLE LAW, BE DEEMED COMPLETED TEN DAYS AFTER DELIVERY THEREOF TO SAID COLLATERAL AGENT. IT IS UNDERSTOOD THAT A COPY OF SUCH PROCESS SERVED ON SUCH PROCESS AGENT WILL BE PROMPTLY FORWARDED BY MAIL TO THE COMPANY (ON BEHALF OF THE RESPECTIVE ASSIGNOR) AT ITS ADDRESS SET FORTH IN THE COMPANY CREDIT AGREEMENT, BUT THE FAILURE OF THE COMPANY (ON BEHALF OF SUCH ASSIGNOR) TO RECEIVE SUCH COPY SHALL NOT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, AFFECT IN ANY WAY THE SERVICE OF SUCH PROCESS. EACH ASSIGNOR HEREBY IRREVOCABLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED THERETO. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY ASSIGNOR IN ANY OTHER JURISDICTION.

          8.8. ASSIGNORS' DUTIES. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Assignor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Collateral Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement (except for actions arising from the Collateral Agent's gross negligence or willful misconduct or for acts which are not commercially reasonable), nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of Assignor under or with respect to any Collateral.

          8.9. TERMINATION; RELEASE. When the Total Commitment is terminated, all Loans (under and as defined in each of the Credit Agreements) are indefeasibly paid in full, no Letter of Credit or Subsidiary Letter of Credit is outstanding and all other Obligations (other than indemnities which by their terms survive the repayment of the Loans) are irrevocably paid in full, this Agreement shall terminate. Any Assignor which is released from the Subsidiary Guaranty shall automatically be released from its obligations under this Agreement. Upon the termination of this Agreement or the release of any Assignor pursuant to the preceding sentence, the Collateral Agent, at the request and expense of each Assignor in the case of a termination, or the Assignor being released in the case of a release of an Assignor from the Subsidiary Guaranty, will promptly execute and deliver to such Assignor the proper instruments (including Uniform Commercial Code termination statements on form UCC-3) acknowledging the termination of this Agreement or the release of such Assignor, as the case may be, and will duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Collateral Agent and has not theretofore been sold or otherwise applied or released pursuant to this Agreement.

          8.10. COLLATERAL AGENT. The appointment of the Collateral Agent as Collateral Agent hereunder pursuant to the Intercreditor Agreement has been ratified and confirmed by the Lenders in the Credit Agreements, and the Collateral Agent shall be entitled to the benefits of the Credit Agreements. The Collateral Agent shall be obligated, and shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including, without limitation, the release or substitution of Collateral) solely in accordance with this Agreement and the Credit Agreements. The Collateral Agent may resign and a successor Collateral Agent may be appointed in the manner provided in the Credit Agreements. Upon the acceptance of any appointment as a Collateral Agent by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent under this Agreement, and the retiring Collateral Agent shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring Collateral Agent's resignation, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Collateral Agent and the retiring Collateral Agent shall take all steps necessary to transfer to the new Collateral Agent the rights and interest granted under this Agreement.

          8.11. WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH ASSIGNOR HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, OR ANY MATTER ARISING IN CONNECTION HEREUNDER.

          8.12. AMENDMENT AND RESTATEMENT. This Agreement constitutes an amendment and restatement of the 1992 Subsidiary Pledge and Security Agreement amended hereby (the "Original Instrument"), and such Original Instrument shall continue in effect on and after the date hereof as so amended and restated. The parties do not intend that this Agreement constitute a novation, termination, release or satisfaction of the Original Instrument, or constitute payment or satisfaction of any indebtedness or other obligation secured by the Original Instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.


                                        BANKERS TRUST COMPANY, in its
                                        capacity as Collateral Agent



                                        By: /s/ Mary Kay Coyle
                                            -----------------------------------
                                            Name:  Mary Kay Coyle
                                            Title:  Vice President



                                        ASSIGNORS:



                                        By: /s/ Charlotte A. Sanford
                                            -----------------------------------
                                            Charlotte A. Sanford, in her
                                            capacity as Treasurer for
                                            each of the corporations,
                                            each as an Assignor, listed
                                            on Schedule 1 hereto

                                  SCHEDULE 1.1
                     SECOND AMENDED AND RESTATED SUBSIDIARY
                          PLEDGE AND SECURITY AGREEMENT

                               EXCLUDED COLLATERAL


1. Lease Agreement, dated November 1, 1983, between Charter Southland Hospital and The Medical Clinic Board of the City of Mobile, Alabama - Psychiatric. (Charter Hospital of Mobile, Inc.)

2. Loan Agreement, dated May 15, 1983, by and between Excepticon Midwest, Inc. and The Industrial Development Authority of Boone County, Missouri. (Charter Hospital of Columbia, Inc.)

3. Amended Hospital Lease, dated January 14, 1980, between Paramount Medical Development Company and Charter Medical - Long Beach, Inc. (Charter Medical
     - Long Beach, Inc.)

4. Amended and Restated Hospital Lease, dated August 1, 1986, between Riviera Medical Development Company and Charter Pacific Hospital, Inc. (Charter Hospital of Torrance, Inc.)

5. Amended Hospital Lease, dated May 21, 1980, between Cerritos Gardens General Hospital Company and California B.E.D.S., Inc. and the Master Lease Agreement, dated May 21, 1980, between Cerritos Gardens General Hospital Company and California B.E.D.S., Inc.

6. Sublease of improvements and sub-sublease of ground lease to be executed at closing of sale from National Medical Enterprises to Charter Medical Corporation of all right, title and interest of NME Hospitals, Inc. in the improvements, lease and ground sublease from GECC with respect to medical office buildings at Los Altos Hospital and Medical Center.

7. Lease Agreement dated December 1, 1972 between I.P.T. Associates and Tidewater Psychiatric Institute, Inc.

8. Lease Agreement dated June 18, 1980 between Valley Vista Apartments Limited Partnership and Fenwick Hall, Inc.

9. Sub-sublease Agreement dated November 1, 1988 between Naperville Health Ventures and Naperville Psychiatric Ventures (Linden Oaks).

10. Mortgage Agreement between Psychiatric Facility at Medfield, Inc. and Florida National Bank which matures on July 9, 1994.

11. Lease agreement dated December 5, 1972 between Leesburg Institute, Inc. and Docsley Associates Limited Partnership which has a maturity date of December 4, 2071.

                                     ANNEX A

                           SECOND AMENDED AND RESTATED

                    SUBSIDIARY PLEDGE AND SECURITY AGREEMENT


NAME                                              ADDRESS                                 OTHER NAMES
- ----                                              -------                                 -----------
 1.  Ambulatory Resources, Inc.              577 Mulberry Street
                                             Macon, GA  31298

 2.  Atlanta MOB, Inc.                       577 Mulberry Street            f/k/a Charter Medical - South Atlanta, Inc.
                                             Macon, GA  31298

 3.  Beltway Community Hospital, Inc.        577 Mulberry Street            f/k/a CMWF, Inc.
                                             Macon, GA  31298

                                             4040 Red Bluff Road
                                             Pasadena, TX  77503

 4.  C.A.C.O. Services, Inc.                 577 Mulberry Street
                                             Macon, GA  31298

 5.  CCM, Inc.                               577 Mulberry Street            f/k/a Charter Medical France, Inc.
                                             Macon, GA  31298

 6.  Charter of Alabama, Inc.                2205 Beltline Rd., SW          f/k/a Charter Retreat Hospital, Inc.
                                             Decatur, Alabama  35601        f/k/a Retreat Mental Health Hospital, Inc.
                                                                            f/k/a Health Services, Inc.

 7.  Charter Alvarado Behavioral             577 Mulberry Street            f/k/a Charter Suburban Hospital, Inc.
       Health System, Inc.                   Macon, GA  31298               f/k/a Ziggurat, Inc.

                                             Parkway Drive  (1)
                                             La Mesa, CA  92042



 8.  Charter Appalachian Hall Behavioral     577 Mulberry Street
       Health System, Inc.                   Macon, GA  31298

                                             60 Caledonia Road (1)
                                             Asheville, NC  28803

 9.  Charter Arbor Indy Behavioral           577 Mulberry Street
       Health System, Inc.                   Macon, GA  31298

                                             11075 N Pennsylvania (1)
                                             Indianapolis, IN  46280

10.  Charter Augusta Behavioral              3100 Perimeter Parkway         d/b/a Charter Hospital of Augusta
        Health System, Inc.                  Augusta, GA  30909             f/k/a Charter Medical of Richmond County, Inc.

11.  Charter Bay Harbor Behavioral           577 Mulberry Street            f/k/a Charter Hospital of Bradenton, Inc.
       Health System, Inc.                   Macon, GA  31298

                                             12895 Seminole Blvd. (1)
                                             Largo, FL  34648

12.  Charter Beacon Behavioral               1720 Beacon Street             d/b/a Charter Beacon Hospital
       Health System, Inc.                   Fort Wayne, IN  46805          d/b/a Charter Counseling Center of Defiance
                                                                            f/k/a Charter Medical - Fort Wayne, Inc.

13.  Charter Behavioral Health System        240 Mitchell Bridge Rd.        d/b/a Charter Winds Hospital
       of Athens, Inc.                       Athens, GA  30604              f/k/a Charter Winds Behavioral Health System, Inc.
                                                                            f/k/a Charter Winds Hospital
                                                                            d/b/a Charter Medical - Athens, Inc.

14.  Charter Behavioral Health Systems       577 Mulberry Street            f/k/a Shallowford Providers, Inc.
       of Atlanta, Inc.                      Macon, GA  31298

                                             811 Juniper Street, NE (1)
                                             Atlanta, GA  30308

15.  Charter Behavioral Health System        8402 Cross Park Drive          d/b/a Charter Hospital of Austin
        of Austin, Inc.                      Austin, TX  78754              f/k/a Charter Hospital of Austin, Inc.
                                                                            f/k/a Charter Lane Hospital, Inc.
                                                                            f/k/a Charter Medical - Central Texas, Inc.

16.  Charter Behavioral Health System        577 Mulberry Street
        of Baywood, Inc.                     Macon, GA  31298

                                             709 Medical Center Blvd. (1)
                                             Webster, TX  77598

17.  Charter Behavioral Health System        577 Mulberry Street            f/k/a Charter Medical - Ft. Lauderdale, Inc.
       of Bradenton, Inc.                    Macon, GA  31298

                                             1324 37th Avenue East
                                             Bradenton, FL  34208

18.  Charter Behavioral Health System        577 Mulberry Street
       of Canoga Park, Inc.                  Macon, GA  31298

19.  Charter Behavioral Health System        3500 Riverside Drive           f/k/a Charter Medical - Macon, Inc.
       of Central Georgia, Inc.              Macon, GA  31209               f/k/a Charter Lake Hospital, Inc.
                                                                            f/k/a Charter Lake Behavioral Health System, Inc.
                                                                            d/b/a Charter Lake Hospital

20.  Charter Behavioral Health System        2777 Speissegger Drive         d/b/a Charter Hospital of Charleston
        of Charleston, Inc.                  Charleston, SC  29405          f/k/a Charter Hospital of Charleston, Inc.
                                                                            f/k/a Ch. Counseling Ctr. of South Carolina, Inc.

21.  Charter Behavioral Health System        2101 Arlington Boulevard       d/b/a Charter Hospital of Charlottesville
       of Charlottesville, Inc.              Charlottesville, VA            f/k/a Charter Hospital of Charlottesville, Inc.
                                             22903-1593

22.  Charter Behavioral Health System        4700 North Clarendon Ave.      d/b/a Charter Barclay Hospital
       of Chicago, Inc.                      Chicago, IL  60640             f/k/a Charter Barclay Hospital, Inc.
                                                                            f/k/a Barclay Hospital
                                                                            f/k/a Illinois Health Services, Inc.

23.  Charter Behavioral Health System        577 Mulberry Street            f/k/a Charter Medical Cerritos, Inc.
       of Chula Vista, Inc.                  Macon, GA  31298

24.  Charter Behavioral Health System        200 Portland Street            d/b/a Charter Hospital of Columbia
        of Columbia, Inc.                    Columbia, MO  65201            f/k/a Charter Hospital of Columbia, Inc.
                                                                            f/k/a Excepticon Midwest, Inc. dba Charter Hillside

25.  Charter Behavioral Health System        3126 Rodd Field Road           d/b/a Charter Hospital of Corpus Christi
       of Corpus Christi, Inc.               Corpus Christi, TX  78414      f/k/a Charter Hospital of Corpus Christi, Inc.
                                                                            f/k/a Charter Bay Hospital, Inc.

26.  Charter Behavioral Health System        6800 Preston Road              d/b/a Charter Hospital of Dallas
       of Dallas, Inc.                       Plano, TX  75024               f/k/a Charter Hospital of Dallas, Inc.
                                                                            f/k/a Charter Hospital of Plano, Inc.
                                                                            f/k/a Charter Garland Hospital, Inc.

27.  Charter Behavioral Health System        577 Mulberry Street
       of Evansville, Inc.                   Macon, GA  31298

                                             7200 East Indiana (1)
                                             Evansville, IN  47715

28.  Charter Behavioral Health System        577 Mulberry Street
       at Fair Oaks, Inc.                    Macon, GA  31298

                                             19 Prospect Street (1)
                                             Summit, NJ  07901

29.  Charter Behavioral Health System        6201 Overton Ridge Blvd.       d/b/a Charter Hospital of Ft. Worth
        of Fort Worth, Inc.                  Ft. Worth, TX  76132           f/k/a Charter Medical of Ft. Worth, Inc.

30.  Charter Behavioral Health System        577 Mulberry Street
       at Hidden Brook, Inc.                 Macon, GA  31298

                                             522 Thomas Run Road (1)
                                             Bel Air, MD  21014

31.  Charter Behavioral Health System        2055 Kellogg Drive             d/b/a Charter Hospital of Corona
       of the Inland Empire, Inc.            Corona, CA  91720              f/k/a Charter Hospital of Corona, Inc.
                                                                            f/k/a Charter Grove Hospital, Inc.
                                                                            f/k/a Kellogg Psychiatric Hospital
                                                                            d/b/a Charter Counseling Center of Utah
                                                                            d/b/a Charter Summit Hospital
                                                                            d/b/a Charter Behavioral Health System of
                                                                              Southern California

32.  Charter Behavioral Health System        East Lakeland Drive            d/b/a Charter Hospital of Jackson
       of Jackson, Inc.                      Jackson, MS  39208             f/k/a Charter Hospital of Jackson, Inc.
                                                                            f/d/b/a Riverside Hospital

33.  Charter Behavioral Health System        3947 Salisbury Road            d/b/a Charter Hospital of Jacksonville
       of Jacksonville, Inc.                 Jacksonville, FL  32216        f/k/a Charter Medical-Jacksonville, Inc.

34.  Charter Behavioral Health System        577 Mulberry Street
       of Jefferson, Inc.                    Macon, GA  31298

                                             2700 River City Park Dr. (1)
                                             Jeffersonville, IN  47130

35.  Charter Behavioral Health System        8000 W. 127th St.              d/b/a Charter Hospital of Overland Park
       of Kansas City, Inc.                  Overland Park, KS  66213       f/k/a Charter Hospital of Overland Park, Inc.
                                                                            f/k/a Charter Medical of Johnson County, Inc.

36.  Charter Behavioral Health System        577 Mulberry Street            f/k/a Physicians & Surgeons Hospital, Inc.
        of Lafayette, Inc.                   Macon, GA  31298

                                             310 Youngsville Hwy. (1)
                                             Lafayette, LA  70508

37.  Charter Behavioral Health System        4250 Fifth Avenue, South       d/b/a Charter Hospital of Lake Charles
       of Lake Charles, Inc.                 Lake Charles, LA  70605        f/k/a Charter Hospital of Lake Charles, Inc.
                                                                            f/k/a Meadowview Hospital, Inc.
                                                                            f/k/a Lake Charles Institute for Children &
                                                                              Adolescents, Inc.

38.  Charter Behavioral Health System        577 Mulberry Street
       System at Lakewood, Inc.              Macon, GA  31298

                                             5300 N. Clark Avenue (1)
                                             Lakewood, CA  90712

39.  Charter Behavioral Health System        577 Mulberry Street
       System at Los Altos, Inc.             Macon, GA  31298

                                             3340 Los Coyotes Diagonal (1)
                                             Long Beach, CA  90808


40.  Charter Behavioral Health System        577 Mulberry Street
       of Michigan City, Inc.                Macon, GA 31298

                                             3714 South Franklin Street (1)
                                             Michigan City, IN  46360

41.  Charter Behavioral Health System        5800 Southland Drive           f/k/a CMHS, Inc.
        of Mobile, Inc.                      Mobile, AL  36609




42.  Charter Behavioral Health System        577 Mulberry Street
       of Nashua, Inc.                       Macon, GA  31298

                                             11 Northwest Blvd. (1)
                                             Nashua, NH  03063

43.  Charter Behavioral Health System        7000 W. Spring Mountain Rd.    d/b/a Charter Hospital of Las Vegas
        of Nevada, Inc.                      Las Vegas, NV  89180           f/k/a Charter Hospital of Las Vegas, Inc.
                                                                            f/k/a CMC of Nevada, Inc.

44.  Charter Behavioral Health System        5901 Zuni Rd. S.E.             d/b/a Charter Hospital of Albuquerque
        of New Mexico, Inc.                  Albuquerque, NM  87108         f/k/a Charter Hospital of Albuquerque, Inc.
                                                                            f/k/a Charter Sunrise Hospital, Inc.
                                                                            f/k/a Charter Medical New Mexico, Inc.

45.  Charter Behavioral Health System        101 Cirby Hills Drive          d/b/a Charter Hospital of Sacramento
       of Northern California, Inc.          Roseville, CA  95678           f/k/a Charter Hospital of Sacramento, Inc.

46.  Charter Behavioral Health System        4253 Crossover Road            d/b/a Charter Vista Hospital of Northwest
     Arkansas, Inc.                          Fayetteville, AK  72701        f/k/a Charter Vista Hospital, Inc.

47.  Charter Behavioral Health System        101 West 61st Avenue           f/k/a Charter Medical - Lake County, Inc.
       of Northwest Indiana, Inc.            State Road 51                  d/b/a Charter Hospital of Northwest Indiana
                                             Hobart, IN  46342

48.  Charter Behavioral Health System        435 Berger Road                d/b/a Charter Hospital of Paducah
       of Paducah, Inc.                      Paducah, Kentucky  42002       f/k/a Kentucky Institute for Stress and Addiction, Inc.
                                                                            f/k/a Goodman Hill


49.  Charter Behavioral Health System        577 Mulberry Street
       at Potomac Ridge, Inc.                Macon, GA  31298

                                             14901 Broschart Road (1)
                                             Rockville, MD  20850

50.  Charter Behavioral Health System        577 Mulberry Street
       of Rockford, Inc.                     Macon, GA  31298


51.  Charter Behavioral Health System        577 Mulberry Street            f/k/a Charter Hospital of Fountain Valley, Inc.
       of San Jose, Inc.                     Macon, GA  31298               f/k/a Charter Hospital of Newport Beach

                                             455 Silicon Valley Blvd. (1)
                                             San Jose, CA  95138

52.  Charter Behavioral Health System        1150 Cornell Avenue            f/k/a NBOH, Inc.
       Savannah, Inc.                        Savannah, GA  31406            f/k/a Charter Hospital of Savannah, Inc.
                                                                            d/b/a Charter Hospital of Savannah


53.  Charter Behavioral Health System        577 Mulberry Street            f/k/a Charter Medical of Sacramento, Inc.
       of Southern California, Inc.          Macon, GA  31298               f/k/a Charter Medical - Ventura, Inc.


54.  Charter Behavioral Health System        4004 North Riverside Drive     d/b/a Charter Hospital of Tampa Bay
       of Tampa Bay, Inc.                    Tampa, FL  33603               f/k/a Charter Hospital of Tampa Bay, Inc.
                                                                            f/k/a Charter Hospital of Tampa, Inc.


55.  Charter Behavioral Health System        577 Mulberry Street
       of Texarkana, Inc.                    Macon, GA  31298

                                             801 Arkansas Blvd. (1)
                                             Texarkana, AR  75502

56.  Charter Behavioral Health System        1725 Timberline Road           f/k/a Charter Hospital of Toledo, Inc.
       of Toledo, Inc.                       Maumee, OH  43537              d/b/a Charter Hospital of Toledo

57.  Charter Behavioral Health System        577 Mulberry Street
       of Tucson, Inc.                       Macon, GA  31298

                                             355 North Wilmot Rd. (1)
                                             Tucson, AZ  85711

58.  Charter Behavioral Health System        577 Mulberry Street
       of Virginia Beach, Inc.               Macon, GA  31298

                                             1701 Will-O-Wisp Drive (1)
                                             Virginia Beach, VA  23454

59.  Charter Behavioral Health System        577 Mulberry Street
       of Visalia, Inc.                      Macon, GA  31298

                                             1100 South Akers (1)
                                             Visalia, CA  93227

60.  Charter Behavioral Health System        577 Mulberry Street
       at Warwick Manor, Inc.                Macon, GA  31298

                                             Warwick Road, Route 1 (1)
                                             East New Market, MD  21631

61.  Charter Behavioral Health System        577 Mulberry Street
 of Washington, D.C., Inc.                   Macon, GA  31298


62.  Charter Behavioral Health System        577 Mulberry Street
      of Waverly, Inc.                       Macon, GA  31298


                                             Route 1 Box 86 (1)
                                             Waverly, MN  55390

63.  Charter Behavioral Health System        3637 Old Vineyard Road         f/k/a Charter Mandala Center, Inc.
       of Winston-Salem, Inc.                Winston-Salem, NC  27104       f/k/a Mandala Center, Inc.
                                                                            f/k/a Charter Hospital of Winston-Salem, Inc.
                                                                            d/b/a Charter Hospital of Winston-Salem
64.  Charter Behavioral Health System of     577 Mulberry Street
       Yorba Linda, Inc.                     Macon, GA  31298

                                             16850 Bastanchury Avenue (1)
                                             Yorba Linda, CA  92686

65.  Charter Brawner Behavioral Health       577 Mulberry Street            f/k/a Charter Hospital of Redlands, Inc.
       System, Inc.                          Macon, GA  31298               f/k/a Charter Hospital of Savannah, Inc.
                                                                            f/k/a Charter Broad Oaks Hospital, Inc.
                                             3180 Atlanta St., SE           f/k/a Broad Oaks Hospital, Inc.
                                             Smyrna, GA  30080              f/k/a Medical Arts Convalescent Center, Inc.
                                                                            f/d/b/a Charter Hospital of Redlands
                                                                            f/d/b/a Charter Counseling Center of Victorville

66.  Charter By-The-Sea Behavioral           2929 Demere Rd.                f/k/a Charter By-The-Sea, Inc.
       Health System, Inc.                   St. Simons Island, GA  31522   f/k/a Charter Medical St. Simons, Inc.
                                                                            Trade Name: Charter Health Center
                                             2929 Demere Road
                                             St. Simons Island, GA  31522

67.  Charter Canyon Behavioral Health        175 West 7200 South            d/b/a Charter Canyon Hospital
       System, Inc.                          195 West 7200 South            d/b/a Charter Canyon Health Services Network
                                             Midvale, UT  84047             Trade Name: Charter Counseling Center of
                                                                            Northeastern Nevada
                                             1350 East 750 North            f/k/a Charter Canyon Hospital, Inc.
                                             Orem, UT  84057                f/d/b/a Charter Counseling Center of Western Colorado
                                                                              Inc.

68.  Charter Canyon Springs Behavioral       577 Mulberry Street
       Health System, Inc.                   Macon, GA  31298

                                             69696 Ramon Road (1)
                                             Cathedral City, CA  92234

69.  Charter Centennial Peaks Behavioral     577 Mulberry Street            f/k/a Charter Hospital of Aurora, Inc.
       Health System, Inc.                   Macon, GA  31298               f/k/a Charter Hospital of Arapahoe County, Inc.

                                             2255 South 88th St. (1)
                                             Louisville, CO  80027

70.  Charter Colonial Institute, Inc.        577 Mulberry Street            f/k/a Charter Colonial, Inc.
                                             Macon, GA  31298

71.  Charter Community Hospital, Inc.        21530 S. Pioneer Blvd.         f/k/a California B.E.D.S., Inc.
                                             Hawaiian Gardens, CA  90716

72.  Charter Community Hospital of           577 Mulberry Street            Assumed Name: Charter Community Hospital
       Des Moines, Inc.                      Macon, GA  31298               f/k/a Health Care Holding Corporation

73.  Charter Contract Services, Inc.         577 Mulberry Street
                                             Macon, GA  31298

74.   Charter Cove Forge Behavioral          577 Mulberry Street
       Health System, Inc.                   Macon, GA  31298

                                             Route 1 Box 79 (1)
                                             Williamsburg, PA  16693

75.  Charter Crescent Pines Behavioral       577 Mulberry Street            f/k/a Charter Medical International, Inc.
       Health System, Inc.                   Macon, GA  31298

                                             1000 Eagles Landing Parkway (1)
                                             Stockbridge, GA  30281


76.  Charter Fairbridge Behavioral           577 Mulberry Street
       Health System, Inc.                   Macon, GA  31298

                                             14907 Broschart Road (1)
                                             Rockville, MD  20850

77.  Charter Fairmount Behavioral            561 Fairthorne Avenue          f/d/b/a The Fairmount Institute
       Health System, Inc.                   Philadelphia, PA  19128        f/k/a Charter Hospital of Philadelphia, Inc.
                                                                            f/k/a Charter Fairmount Institute, Inc.
                                             2001 Ladbrook Drive            d/b/a Charter Fairmount Institute
                                             Kingwood, TX  77339            Assumed Name: Charter Hospital of Kingwood
                                                                            Assumed Name: Charter Behavioral Health System
                                                                              of Kingwood
                                                                            d/b/a Charter Counseling Center of Wilmington

78.  Charter Fenwick Hall Behavioral         577 Mulberry Street
       Health System, Inc.                   Macon, GA  31298

                                             1709 River Road (1)
                                             Johns Island, SC  29455

79.  Charter Financial Offices, Inc.         577 Mulberry Street            f/k/a Charter Imaging, Inc.
                                             Macon, GA  31298               Also called: Charter Midwest Service Ctr.

                                             9200 Shelbyvill Rd., Suite 300
                                             Louisville, KY  40222

80.  Charter Forest Behavioral               9320 Linwood Avenue            d/b/a Charter Forest Hospital
       Health System, Inc.                   Shreveport, LA  71106          f/k/a Charter Forest Hospital, Inc.
                                                                            f/d/b/a Charter Counseling Center of Longview

81.  Charter Grapevine Behavioral            2300 William D. Tate Ave.      d/b/a Charter Hospital of Grapevine
       Health System, Inc.                   Grapevine, TX 76051            f/k/a Charter Hospital of Grapevine, Inc.
                                                                            f/k/a Charter Hospital of Dallas/Ft. Worth, Inc.
                                                                            f/k/a Charter Hospital of Grapevine, Inc.

82.  Charter Greensboro Behavioral           700 Walter Reed Drive          f/k/a Charter Hills Hospital, Inc.
       Health System, Inc.                   Greensboro, NC  27403          f/k/a CMG, Inc.
                                                                            f/k/a Charter Hospital of Greensboro, Inc.
                                                                            d/b/a Charter Hospital of Greensboro


83.  Charter Health Management of Texas,     577 Mulberry Street            Trade Name: Metroplex Behavioral Health Care
       Inc.                                  Macon, GA  31298                 Group

                                             7418 John Smith Dr. Suite D
                                             San Antonio, TX  78229

84.  Charter Hospital of Columbus, Inc.      577 Mulberry Street
                                             Macon, GA  31298

85.  Charter Hospital of Denver, Inc.        577 Mulberry Street            f/k/a Charter Hospital of Lakewood, Inc.
                                             Macon, GA  31298               f/k/a Charter Hospital of Denver, Inc.


86.  Charter Hospital of Ft. Collins, Inc.   577 Mulberry Street            f/k/a Charter Medical of Larimer County, Inc.
                                             Macon, GA  31298

                                             4601 Corbett Drive
                                             Ft. Collins, CO.

87.  Charter Hospital of Laredo, Inc.        577 Mulberry Street            f/k/a Charter Rio Grande, Inc.
                                             Macon, GA  31298


88.  Charter Hospital of Miami, Inc.         11100 N.W. 27th St.            f/k/a Dade County Psychiatric Hospital, Inc.
                                             Miami, FL  33172               d/b/a Charter Behavioral Health System of
                                                                              South Florida


89.  Charter Hospital of Mobile, Inc.        5800 Southland Drive           d/b/a Charter Hospital of Mobile
                                             Mobile, AL  36693              d/b/a Charter Academy of Mobile
                                                                            f/d/b/a Charter Pines Recovery Center
                                             251 Cox Street                 f/k/a Charter Southland Hospital, Inc.
                                             Mobile, AL  36604              f/k/a Southland Hospital, Inc.
                                                                            f/k/a Charter Medical - Alabama, Inc.


90.  Charter Hospital of Northern            577 Mulberry Street
       New Jersey, Inc.                      Macon, GA  31298

91.  Charter Hospital of Santa Teresa, Inc.  577 Mulberry Street            f/k/a Charter Medical - Santa Teresa, Inc.
                                             Macon, GA  31298               f/d/b/a Charter Counseling Center of East El Paso

                                             100 Charter Lane
                                             Santa Teresa, NM  88008


92.  Charter Hospital of St. Louis, Inc.     577 Mulberry Street            d/b/a Charter Behavioral Health System of
                                             Macon, GA  31298               Orlando South
                                                                            d/b/a Charter Hospital of Greenville
                                             2700 E. Phillips Road          Trade Name: Charter Hospital of Orlando South
                                             Greer, SC  29651               Trade Name: Charter Hospital of Greenville

                                             206 Park Place Blvd.
                                             Kissimmee, FL  32741


93.  Charter Hospital of Torrance, Inc.      577 Mulberry Street            f/k/a Charter Pacific Hospital, Inc.
                                             Macon, GA  31298               f/k/a Cal-Riviera, Inc.

                                             4025 W. 226th St.
                                             Torrance, CA

94.  Charter Indianapolis Behavioral         5602 Caito Drive               d/b/a Charter Hospital of Indianapolis
       Health System, Inc.                   Indianapolis, IN  46226        f/k/a Charter Medical - Marion County, Inc.

95.  Charter Lafayette Behavioral            3700 Rome Drive                d/b/a Charter Hospital of Lafayette
       Health System, Inc.                   Lafayette, IN  47905           f/k/a Charter Medical-Tippecanoe County, Inc.

96.  Charter Lakehurst Behavioral            577 Mulberry Street
       Health System, Inc.                   Macon, GA  31298

                                             440 Beckerville Road (1)
                                             Lakehurst, NJ  08733

97.  Charter Lakeside Behavioral             2911 Brunswick Rd.             d/b/a Charter Lakeside Hospital
       Health System, Inc.                   Memphis, TN  38134             f/k/a Charter Lakeside Hospital, Inc.
                                                                            f/k/a Lakeside Hospital, Inc.
                                             1550 First Colony Blvd.        f/k/a Psychron, Inc.
                                             Sugarland, TX  77487           Assumed Name:  Charter Behavioral Health System
                                                                              of Sugarland
                                                                            Assumed Name:  Charter Hospital of Sugarland

98.  Charter Laurel Heights Behavioral       577 Mulberry Street            f/k/a Structured Healthcare Systems, Inc.
       Health System, Inc.                   Macon, GA  31298               f/k/a Charter Caribe Hospital, Inc.
                                                                            f/k/a Charter Medical Teaching Faculty, Inc.
                                             934 Briarcliff Road, NE (1)
                                             Atlanta, GA  30306

99.  Charter Laurel Oaks Behavioral          577 Mulberry Street            f/k/a Charter Medical-Southeast, Inc.
       Health System, Inc.                   Macon, GA  31298

                                             1950 Benoist Farms Rd.
                                             West Palm Beach, FL  33411

                                             6601 Central Florida Parkway (1)
                                             Orlando, FL  32821

100.  Charter Linden Oaks Behavioral         577 Mulberry Street
        Health System, Inc.                  Macon, GA  31298

                                             852 West Street (1)
                                             Naperville, IL  60540

101.  Charter Little Rock Behavioral         1601 Murphy Drive              d/b/a Charter Hospital of Little Rock
         Health System, Inc.                 Maumelle, AR  72118            f/k/a Charter Hospital of Little Rock, Inc.

102.  Charter Louisville Behavioral          1405 Browns Lane               d/b/a Charter Hospital of Louisville
        Health System, Inc.                  Louisville, KY  40207          f/k/a Charter Hospital of Louisville, Inc.
                                                                            f/k/a Charter Falls Hospital, Inc.

103.  Charter Meadows Behavioral             577 Mulberry Street
        Health System, Inc.                  Macon, GA  31298

                                             730 Maryland Route 3 (1)
                                             Gambrills, MD  21054

104.  Charter Medfield Behavioral            577 Mulberry Street            f/k/a Florida Residential Treatment Centers, Inc.
        Health System, Inc.                  Macon, GA  31298               d/b/a Charter Hospital of West Palm Beach
                                                                            f/d/b/a Charter Hospital of Bradenton
                                             1950 Benoist Farms Rd.
                                             West Palm Beach, FL  33411

                                             12891 Seminole Blvd. (1)
                                             Largo, FL  34648

105.  Charter Medical - California, Inc.     577 Mulberry Street            f/k/a Charter Medical U.K., Inc.
                                             Macon, GA  31298               f/d/b/a Charter Hospital of Bakersfield
                                                                            f/d/b/a Charter Hospital of Sacramento

106.  Charter Medical - Clayton County, Inc. 577 Mulberry Street
                                             Macon, GA  31298

107.  Charter Medical - Cleveland, Inc.      577 Mulberry Street            f/k/a Charter Medical - Tyler, Inc.
                                             Macon, GA  31298

108.  Charter Medical - Dallas, Inc.         577 Mulberry Street
                                             Macon, GA  31298


109.  Charter Medical of East Valley, Inc.   2190 N. Grace Blvd.            d/b/a Charter Hospital of the East Valley, Inc.
                                             Chandler, AZ  85224            d/b/a Charter Behavioral Health System of Arizona

110.  Charter Medical Executive Corporation  577 Mulberry Street            f/k/a CMMC, Inc.
                                             Macon, GA  31298               d/b/a CMMC Corporation of Georgia
                                                                            Assumed Name:  CMEC

111.  Charter Medical Information Services,  577 Mulberry Street
        Inc.                                 Macon, GA  31298

112.  Charter Medical International, S.A.,   577 Mulberry Street
        Inc.                                 Macon, GA  31298

113.  Charter Medical - Long Beach, Inc.     6060 Paramount Blvd.           d/b/a Charter Hospital of Long Beach
                                             Long Beach, CA  90805          formerly d/b/a Charter Baywood Hospital
                                                                            f/d/b/a National Recovery Network
                                                                            d/b/a Charter Behavioral Health System of
                                                                              Southern California
                                                                            d/b/a Charter Hospital of Tucson

114.  Charter Medical Management Company     577 Mulberry Street
                                             Macon, GA  31298

115.  Charter Medical -  New York, Inc.      577 Mulberry Street
                                             Macon, GA  31298

116.  Charter Medical of North Phoenix, Inc. 6015 W. Peoria Avenue          d/b/a Charter Hospital of Glendale
                                             Glendale, AZ  85311            d/b/a Charter Behavioral Health System of Arizona

117.  Charter Medical of Orange County, Inc. 577 Mulberry Street
                                             Macon, GA  31298

118.  Charter Mental Health Options, Inc.    577 Mulberry Street
                                             Macon, GA  31298

119.  Charter Mid-South Behavioral           577 Mulberry Street            f/k/a Charter National Laboratory, Inc.
        Health System, Inc.                  Macon, GA  31298

                                             135 North Pauline
                                             Memphis, TN  38105

120.  Charter Milwaukee Behavioral           11101 West Lincoln Avenue      d/b/a Charter Hospital of Milwaukee
        Health System, Inc.                  West Allis, WI  53227          f/k/a Charter Hospital of Milwaukee, Inc.

121.  Charter Mission Viejo Behavioral       23228 Madero                   d/b/a Charter Hospital of Mission Viejo
        Health System, Inc.                  Mission Viejo, CA  92691       f/k/a Charter Hospital of Mission Viejo, Inc.
                                                                            f/k/a Charter Hospital of Orange County, Inc.

122.  Charter MOB of Charlottesville, Inc.   1023 Millmont Avenue
                                             Charlottesville, VA  22901

123.  Charter North Counseling Center, Inc.  2530 DeBarr Road
                                             Anchorage, Alaska  99508-2996

124.  Charter North Behavioral Health        2530 DeBarr Road               d/b/a Charter North Hospital
        System, Inc.                         Anchorage, Alaska  99508-2996  f/k/a Charter North Hospital, Inc.

125.  Charter Northbrooke Behavioral         577 Mulberry Street
        Health System, Inc.                  Macon, GA  31298

                                             46000 W. Schroeder Drive
                                             Brown Deer, WI  53223

126.  Charter Northridge Behavioral          400 Newton Road                d/b/a Charter Northridge Hospital
        Health System, Inc.                  Raleigh, NC  27615             f/k/a Charter Medical Corp. of Raleigh, Inc.

127.  Charter Northside Hospital, Inc.       577 Mulberry Street            f/k/a Charter Medical - Bibb County, Inc.
                                             Macon, GA 31298

128.  Charter Oak Behavioral Health          1161 East Covina Blvd.         d/b/a Charter Oak Hospital
        System, Inc.                         Covina, CA  91724              d/b/a Charter Behavioral Health System of
                                                                              Southern California
                                                                            f/k/a Charter Oak Hospital, Inc.
                                                                            f/k/a California-Charter Medical, Inc.

129.  Charter Palms Behavioral Health        1421 E. Jackson Avenue         d/b/a Charter Palms Hospital
        System, Inc.                         McAllen, TX  78502             f/k/a Charter Palms Hospital, Inc.
                                                                            f/k/a Charter Medical - Southwest, Inc.

130.  Charter Peachford Behavioral           2151 Peachford Rd.             f/k/a Peachford Hospital, Inc
        Health System, Inc.                  Atlanta, GA  30338             f/k/a Charter Peachford Hospital, Inc.
                                                                            d/b/a Charter Peachford Hospital

                                             3913 North Peachtree Road
                                             Atlanta, GA  30341

131.  Charter Pines Behavioral Health        3621 Randolph Road             d/b/a Charter Pines Hospital
        System, Inc.                         Charlotte, NC  28211           f/k/a Charter Medical of Charlotte, Inc.

132.  Charter Plains Behavioral Health       801 N. Quaker Avenue           d/b/a Charter Plains Hospital
        System, Inc.                         Lubbock, TX  79408             d/b/a Employee Assistance Services (EAS)
                                                                            d/b/a Behavioral Healthcare Systems
                                                                            f/k/a Charter Plains Hospital, Inc.
                                                                            f/k/a Charter Medical - Lubbock, Inc.

133.  Charter - Provo School, Inc.           4501 N. University Ave.        d/b/a Provo Canyon School
                                             Provo, UT  84603

134.  Charter Psychiatric Hospitals, Inc.    577 Mulberry Street
                                             Macon, GA  31298


135.  Charter Real Behavioral Health         8550 Huebner Road              d/b/a Charter Real Hospital
        System, Inc.                         San Antonio, TX  78240         f/k/a Charter Real, Inc.

                                             7418 John Smith Dr., Suite D
                                             San Antonio, TX  78229

                                             6800 Park Ten Blvd., Suite 275-W
                                             San Antonio, TX  78213

136.  Charter Regional Medical Center, Inc.  577 Mulberry Street            f/k/a Charter Community Hospital of Cleveland, Inc.
                                             Macon, GA  31298               Assumed name: Charter Community Hospital Inc.
                                                                            f/k/a Leggett Memorial Hospital, Inc.

137.  Charter Richmond Behavioral Health     577 Mulberry Street            f/k/a Richmond MOB, Inc.
        System, Inc.                         Macon, GA  31298

                                             12800 West Creek Parkway (1)
                                             Richmond, VA  23238

138.  Charter Ridge Behavioral Health        3050 Rio Dosa Drive            d/b/a Charter Ridge Hospital
        System, Inc.                         Lexington, KY  40509           f/k/a Charter Ridge Hospital, Inc.
                                                                            f/k/a Charter Medical - Lexington, Inc.

139.  Charter Rivers Behavioral Health       2900 Sunset Blvd.              d/b/a Charter Rivers Hospital
        System, Inc.                         West Columbia, SC  29171       f/k/a Charter Rivers Hospital, Inc.
                                                                            f/k/a Charter Medical - Columbia, Inc.

140.  Charter San Diego Behavioral           11878 Avenue of Industry       d/b/a Charter Hospital of San Diego
        Health System, Inc.                  San Diego, CA  92128           f/k/a Charter Hospital of San Diego, Inc.

141.  Charter Serenity Lodge Behavioral      577 Mulberry Street
        Health System, Inc.                  Macon, GA  31298

                                             2097 S. Military Highway (1)
                                             Chesapeake, VA  23320

142.  Charter Sioux Falls Behavioral         2812 South Louise Avenue       d/b/a Charter Hospital of Sioux Falls
        Health System, Inc.                  Sioux Falls, SD  57106         f/k/a Charter Hospital of Sioux Falls, Inc.

143.  Charter South Bend Behavioral          6704 N. Gumwood Drive          d/b/a Charter Hospital of South Bend
        Health System, Inc.                  Granger, IN  46530             f/k/a Charter Medical - St. Joseph County, Inc.
                                                                            Assumed Name: Charter Counseling Center at Niles

144.  Charter Springs Behavioral             3130 S.W. 27th Avenue          f/k/a Charter Medical - Ocala, Inc.
        Health System, Inc.                  Ocala, FL  32678               f/k/a Charter Springs Hospital, Inc.
                                                                            d/b/a Charter Springs Hospital

145.  Charter Springwood Behavioral          577 Mulberry Street
        Health System, Inc.                  Macon, GA  31298

                                             Route 4 Box 50 (1)
                                             Leesburg, VA  22075

146.  Charter Suburban Hospital of           577 Mulberry Street            Assumed Name: Charter Suburban Hospital
        Mesquite, Inc.                       Macon, GA  31298               f/k/a Mesquite Memorial Hospital, Inc.

147.  Charter Terre Haute Behavioral         1400 Crossing Boulevard        d/b/a Charter Hospital of Terre Haute
        Health System, Inc.                  Terre Haute, IN  47802         f/k/a Charter Medical - Vigo County, Inc.

148.  Charter Thousand Oaks Behavioral       150 Via Merida                 d/b/a Charter Hospital of Thousand Oaks
        Health System, Inc.                  Thousand Oaks, CA  91361       f/k/a Charter Medical of Thousand Oaks, Inc.
                                                                            d/b/a Charter Behavioral Health System of
                                                                              Southern California

149.  Charter Tidewater Behavioral           577 Mulberry Street
        Health System, Inc.                  Macon, GA  31298

                                             860 Kempsville Road (1)
                                             Norfolk, VA  23502

150.  Charterton/LaGrange, Inc.              577 Mulberry Street            f/k/a Shalomwald, Inc.
                                             Macon, GA  31298

151.  Charter Treatment Center of            577 Mulberry Street
        Michigan, Inc.                       Macon, GA  31298

152.  Charter Westbrook Behavioral Health    1500 Westbrook Avenue          d/b/a Charter Westbrook Hospital
        System, Inc.                         Richmond, VA  23227            f/k/a Charter Westbrook Hospital, Inc.
                                                                            f/k/a Westbrook Hospital, Inc.
                                                                            f/k/a Westbrook Psychiatric Hospital, Incorporated
                                                                            f/k/a W.P.H. Corporation

153.  Charter White Oak Behavioral Health    577 Mulberry Street
        System, Inc.                         Macon, GA  31298

                                             Route 16 at White Oak Lane (1)
                                             Woolford, MD  21677

154.  Charter Wichita Behavioral Health      8901 East Orme                 d/b/a Charter Hospital of Wichita
        System, Inc.                         Wichita, KS  67207             f/k/a Charter Hospital of Wichita, Inc.
                                                                            f/k/a Charter Medical of Wichita, Inc.

155.  Charter Woods Behavioral Health        700 Cottonwood Road            f/k/a Charter Woods Hospital, Inc.
        System, Inc.                         Dothan, AL  36302              f/k/a Charter Medical - Dothan, Inc.

156.  Charter Woods Hospital, Inc.           577 Mulberry Street
                                             Macon, GA  31298

157.  CMCI, Inc.                             1061 E. Flamingo Rd. Suite One
                                             Las Vegas, NV  89119

158.  CMFC, Inc.                             1061 E. Flamingo Rd. Suite One
                                             Las Vegas, NV  89119


159.  CMSF, Inc.                             3550 Colonial Blvd.            d/b/a Charter Glade Hospital
                                             Fort Myers, FL  33906          f/k/a CMSP, Inc.
                                                                            d/b/a Charter Glade Behavioral Health System, Inc.
                                             10140 Deer Run Farms Rd.
                                             Ft. Myers, FL  33906

160.  CPS Associates, Inc.                   577 Mulberry Street            d/b/a Peninsula Professional Services
                                             Macon, GA  31298               d/b/a Jefferson Professional Services

161.  Desert Springs Hospital, Inc.          577 Mulberry Street            d/b/a Charter Family Practice Center
                                             Macon, GA  31298

162.  Employee Assistance Services, Inc.     577 Mulberry Street            f/d/b/a EAS, Inc.
                                             Macon, GA  31298               f/d/b/a "EAS Employee Assistance Services, Inc."

163.  Florida Health Facilities, Inc.        21808 State Road 54            d/b/a Charter Hospital of Pasco
                                             Lutz, FL  33549

164.  Gulf Coast EAP Services, Inc.          577 Mulberry Street
                                             Macon, GA  31298

165.  Gwinnett Immediate Care Center, Inc.   577 Mulberry Street
                                             Macon, GA  31298

166.  HCS, Inc.                              577 Mulberry Street            f/d/b/a CMHCS, Inc.
                                             Macon, GA  31298               f/d/b/a CHCS, Inc.

167. Holcomb Bridge Immediate Care           577 Mulberry Street            f/k/a Charter Medical Management International, Inc.
       Center, Inc.                          Macon, GA  31298               f/k/a Peachford Medical Building, Inc.

168.  Hospital Investors, Inc.               577 Mulberry Street
                                             Macon, GA  31298

169.  Mandarin Meadows, Inc.                 577 Mulberry Street
                                             Macon, GA  31298

170.  Metropolitan Hospital, Inc.            577 Mulberry Street            f/k/a Metropolitan Eye & Ear Hospital, Inc.
                                             Macon, GA  31298               f/k/a Metropolitan Eye Hospital, Inc.
                                                                            f/k/a MEH, Inc.
                                                                            Trade Name: Charter Metropolitan Health Center

171.  Middle Georgia Hospital, Inc.          577 Mulberry Street            f/k/a MGH, Inc.
                                             Macon, GA  31298               Trade Name:  Middle Georgia Family Health Center
                                                                            Trade Name:  Priority Plus

172.  Pacific - Charter Medical, Inc.        577 Mulberry Street
                                             Macon, GA  31298

173.  Peachford Professional Network, Inc.   577 Mulberry Street
                                             Macon, GA  31298

174.  Rivoli, Inc.                           577 Mulberry Street
                                             Macon, GA  31298

175.  Shallowford Community Hospital, Inc.   577 Mulberry Steet
                                             Macon, GA  31298

176.  Sistemas De Terapia Respiratoria       577 Mulberry Street
        S.A., Inc.                           Macon, GA  31298

177.  Stuart Circle Hospital Corporation     577 Mulberry Street            f/k/a S.C.H. of Richmond Corp.
                                             Macon, GA  31298

178.  Tampa Bay Behavioral Health Alliance,  577 Mulberry Street
        Inc.                                 Macon, GA  31298

179.  Western Behavioral Systems, Inc.       577 Mulberry Street            f/k/a Charter Hospital of Bakersfield, Inc.
                                             Macon, GA  31298


(1) Refers to address of NME Hospital if such hospital is purchased by a subsidiary of Charter Medical Corporation.

                                     ANNEX A
      SECOND AMENDED AND RESTATED SUBSIDIARY PLEDGE AND SECURITY AGREEMENT


STATE                LEGAL NAME                                              D/B/A NAME TO BE REQUESTED
NME
AZ  CHARTER BEHAVIORAL HEALTH SYSTEM OF TUCSON, INC.          CHARTER BEHAVIORAL HEALTH SYSTEM OF ARIZONA/TUCSON
AR  CHARTER BEHAVIORAL HEALTH SYSTEM OF TEXARKANA, INC.       CHARTER BEHAVIORAL HEALTH SYSTEM OF TEXARKANA
CA  CHARTER BEHAVIORAL HEALTH SYSTEM OF VISALIA, INC.         CHARTER BEHAVIORAL HEALTH SYSTEM OF CENTRAL CALIFORNIA/VISALIA
CA  CHARTER BEHAVIORAL HEALTH SYSTEM OF SAN JOSE, INC.        CHARTER BEHAVIORAL HEALTH SYSTEM OF NORTHERN CALIFORNIA/SAN JOSE
CA  CHARTER ALVARADO BEHAVIORAL HEALTH SYSTEM, INC.           CHARTER BEHAVIORAL HEALTH SYSTEM OF SAN DIEGO/API
CA  CHARTER CANYON SPRINGS BEHAVIORAL HEALTH SYSTEM, INC.     CHARTER BEHAVIORAL HEALTH SYSTEM OF SOUTHERN CALIFORNIA/CATHEDRAL CITY
CA  CHARTER BEHAVIORAL HEALTH SYSTEM OF LAKEWOOD, INC.        CHARTER BEHAVIORAL HEALTH SYSTEM OF SOUTHERN CALIFORNIA/LAKEWOOD
CA  CHARTER BEHAVIORAL HEALTH SYSTEM AT LOS ALTOS, INC.       CHARTER BEHAVIORAL HEALTH SYSTEM OF SOUTHERN CALIFORNIA/LOS ALTOS
CA  CHARTER BEHAVIORAL HEALTH SYSTEM OF YORBA LINDA, INC.     CHARTER BEHAVIORAL HEALTH SYSTEM OF SOUTHERN CALIFORNIA/YORBA LINDA
CO  CHARTER CENTENNIAL PEAKS BEHAVIORAL HEALTH SYSTEM, INC.   CHARTER BEHAVIORAL HEALTH SYSTEM AT CENTENNIAL PEAKS
FL  CHARTER BEHAVIORAL HEALTH SYSTEM OF BRADENTON, INC.       CHARTER BEHAVIORAL HEALTH SYSTEM AT MANATEE PALMS
FL  CHARTER MEDFIELD BEHAVIORAL HEALTH SYSTEM, INC.           CHARTER BEHAVIORAL HEALTH SYSTEM AT MEDFIELD
FL  CHARTER BAY HARBOR BEHAVIORAL HEALTH SYSTEM, INC.         CHARTER BEHAVIORAL HEALTH SYSTEM AT BAY HARBOR
FL  CHARTER LAUREL OAKS BEHAVIORAL HEALTH SYSTEM, INC.        CHARTER BEHAVIORAL HEALTH SYSTEM AT LAUREL OAKS
GA  CHARTER BEHAVIORAL HEALTH SYSTEMS OF ATLANTA, INC.        CHARTER BEHAVIORAL HEALTH SYSTEM OF ATLANTA AT MIDTOWN
GA  CHARTER LAUREL HEIGHTS BEHAVIORAL HEALTH SYSTEM, INC.     CHARTER BEHAVIORAL HEALTH SYSTEM OF ATLANTA AT LAUREL HEIGHTS
GA  CHARTER BRAWNER BEHAVIORAL HEALTH SYSTEM, INC.            CHARTER BEHAVIORAL HEALTH SYSTEM OF ATLANTA AT BRAWNER
GA  CHARTER CRESCENT PINES BEHAVIORAL HEALTH SYSTEM, INC.     CHARTER BEHAVIORAL HEALTH SYSTEM OF ATLANTA AT CRESCENT PINES
IL  CHARTER LINDEN OAKS BEHAVIORAL HEALTH SYSTEM, INC.        CHARTER BEHAVIORAL HEALTH SYSTEM AT LINDEN OAKS
IN  CHARTER BEHAVIORAL HEALTH SYSTEM OF EVANSVILLE, INC.      CHARTER BEHAVIORAL HEALTH SYSTEM OF INDIANA/EVANSVILLE
IN  CHARTER ARBOR INDY BEHAVIORAL HEALTH SYSTEM, INC.         CHARTER BEHAVIORAL HEALTH SYSTEM OF INDIANA AT ARBOR
IN  CHARTER BEHAVIORAL HEALTH SYSTEM OF JEFFERSON, INC.       CHARTER BEHAVIORAL HEALTH SYSTEM OF INDIANA AT JEFFERSON
IN  CHARTER BEHAVIORAL HEALTH SYSTEM OF MICHIGAN CITY, INC.   CHARTER BEHAVIORAL HEALTH SYSTEM OF INDIANA/MICHIGAN CITY
LA  CHARTER BEHAVIORAL HEALTH SYSTEM OF LAFAYETTE, INC.       CHARTER BEHAVIORAL HEALTH SYSTEM AT ACADIAN OAKS
MA  CHARTER BEHAVIORAL HEALTH SYSTEM AT HIDDEN BROOK, INC.    CHARTER BEHAVIORAL HEALTH SYSTEM AT HIDDEN BROOK
MA  CHARTER BEHAVIORAL HEALTH SYSTEM AT WARWICK MANOR, INC.   CHARTER BEHAVIORAL HEALTH SYSTEM AT WARWICK MANOR
MA  CHARTER MEADOWS BEHAVIORAL HEALTH SYSTEM, INC.            CHARTER BEHAVIORAL HEALTH SYSTEM AT MEADOWS
MA  CHARTER FAIRBRIDGE BEHAVIORAL HEALTH SYSTEM, INC.         CHARTER BEHAVIORAL HEALTH SYSTEM AT FAIRBRIDGE
MA  CHARTER BEHAVIORAL HEALTH SYSTEM AT POTOMAC RIDGE, INC.   CHARTER BEHAVIORAL HEALTH SYSTEM AT POTOMAC RIDGE
MA  CHARTER WHITE OAK BEHAVIORAL HEALTH SYSTEM, INC.          CHARTER BEHAVIORAL HEALTH SYSTEM AT WHITE OAK
MN  CHARTER BEHAVIORAL HEALTH SYSTEM OF WAVERLY, INC.         CHARTER BEHAVIORAL HEALTH SYSTEM OF WAVERLY
NH  CHARTER BEHAVIORAL HEALTH SYSTEM OF NASHUA, INC.          CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW ENGLAND AT BROOKSIDE
NJ  CHARTER LAKEHURST BEHAVIORAL HEALTH SYSTEM, INC.          CHARTER BEHAVIORAL HEALTH SYSTEM OF LAKEHURST
NJ  CHARTER BEHAVIORAL HEALTH SYSTEM AT FAIR OAKS, INC.       CHARTER BEHAVIORAL HEALTH SYSTEM OF SUMMIT
NC  CHARTER APPALACHIAN HALL BEHAVIORAL HEALTH SYSTEM, INC.   CHARTER BEHAVIORAL HEALTH SYSTEM AT APPALACHIAN HALL
PA  CHARTER COVE FORGE BEHAVIORAL HEALTH SYSTEM, INC.         CHARTER BEHAVIORAL HEALTH SYSTEM AT COVE FORGE
SC  CHARTER FENWICK HALL BEHAVIORAL HEALTH SYSTEM, INC.       CHARTER BEHAVIORAL HEALTH SYSTEM AT FENWICK HALL
TN  CHARTER MID-SOUTH BEHAVIORAL HEALTH SYSTEM, INC.          CHARTER BEHAVIORAL HEALTH SYSTEM OF TENNESSEE AT MID-SOUTH

                                     ANNEX A
      SECOND AMENDED AND RESTATED SUBSIDIARY PLEDGE AND SECURITY AGREEMENT


STATE                LEGAL NAME                                              D/B/A NAME TO BE REQUESTED
NME
TX  CHARTER BEHAVIORAL HEALTH SYSTEM OF BAYWOOD, INC.          CHARTER BEHAVIORAL HEALTH SYSTEM OF CLEAR LAKE
VA  CHARTER SERENITY LODGE BEHAVIORAL HEALTH SYSTEM, INC.      CHARTER BEHAVIORAL HEALTH SYSTEM OF CHESAPEAKE
VA  CHARTER SPRINGWOOD BEHAVIORAL HEALTH SYSTEM, INC.          CHARTER BEHAVIORAL HEALTH SYSTEM AT SPRINGWOOD
VA  CHARTER TIDEWATER BEHAVIORAL HEALTH SYSTEM, INC.           CHARTER BEHAVIORAL HEALTH SYSTEM AT TIDEWATER
VA  CHARTER RICHMOND BEHAVIORAL HEALTH SYSTEM, INC.            CHARTER BEHAVIORAL HEALTH SYSTEM OF RICHMOND
VA  CHARTER BEHAVIORAL HEALTH SYSTEM OF VIRGINIA BEACH, INC.   CHARTER BEHAVIORAL HEALTH SYSTEM OF VIRGINIA BEACH
WI  CHARTER NORTHBROOKE BEHAVIORAL HEALTH SYSTEM, INC.         CHARTER BEHAVIORAL HEALTH SYSTEM OF MILWAUKEE/BROWN DEER

CMC
AR  CHARTER LITTLE ROCK BEHAVIORAL HEALTH SYSTEM, INC.         CHARTER BEHAVIORAL HEALTH SYSTEM OF LITTLE ROCK
AZ  CHARTER MEDICAL OF EAST VALLEY, INC.                       CHARTER BEHAVIORAL HEALTH SYSTEM OF ARIZONA/EAST VALLEY
AZ  CHARTER MEDICAL OF NORTH PHOENIX, INC.                     CHARTER BEHAVIORAL HEALTH SYSTEM OF ARIZONA/GLENDALE
CA  CHARTER SAN DIEGO BEHAVIORAL HEALTH SYSTEM, INC.           CHARTER BEHAVIORAL HEALTH SYSTEM OF SAN DIEGO
CA  CHARTER BEHAVIORAL HEALTH SYSTEM OF THE INLAND EMPIRE,
    INC.                                                       CHARTER BEHAVIORAL HEALTH SYSTEM OF SOUTHERN CALIFORNIA/CORONA
CA  CHARTER MEDICAL - LONG BEACH, INC.                         CHARTER BEHAVIORAL HEALTH SYSTEM OF SOUTHERN CALIFORNIA/LONG BEACH
CA  CHARTER OAK BEHAVIORAL HEALTH SYSTEM, INC.                 CHARTER BEHAVIORAL HEALTH SYSTEM OF SOUTHERN CALIFORNIA/OAK
CA  CHARTER MISSION VIEJO BEHAVIORAL HEALTH SYSTEM, INC.       CHARTER BEHAVIORAL HEALTH SYSTEM OF SOUTHERN CALIFORNIA/MISSION VIEJO
CA  CHARTER THOUSAND OAKS BEHAVIORAL HEALTH SYSTEM, INC.       CHARTER BEHAVIORAL HEALTH SYSTEM OF SOUTHERN CALIFORNIA/THOUSAND OAKS
FL  CHARTER HOSPITAL OF ST. LOUIS, INC.                        CHARTER BEHAVIORAL HEALTH SYSTEM OF ORLANDO
FL  FLORIDA HEALTH FACILITIES, INC.                            CHARTER BEHAVIORAL HEALTH SYSTEM OF TAMPA BAY/PASCO
GA  CHARTER PEACHFORD BEHAVIORAL HEALTH SYSTEM, INC.           CHARTER BEHAVIORAL HEALTH SYSTEM OF ATLANTA
                                                               CHARTER BEHAVIORAL HEALTH SYSTEM OF ATLANTA AT PEACHFORD
GA  CHARTER CRESCENT PINES BEHAVIORAL HEALTH SYSTEM, INC.      CHARTER BEHAVIORAL HEALTH SYSTEM OF ATLANTA
GA  CHARTER BEHAVIORAL HEALTH SYSTEMS OF ATLANTA, INC.         CHARTER BEHAVIORAL HEALTH SYSTEM OF ATLANTA
GA  CHARTER LAUREL HEIGHTS BEHAVIORAL HEALTH SYSTEM, INC.      CHARTER BEHAVIORAL HEALTH SYSTEM OF ATLANTA
GA  CHARTER BRAWNER BEHAVIORAL HEALTH SYSTEM, INC.             CHARTER BEHAVIORAL HEALTH SYSTEM OF ATLANTA
NC  CHARTER GREENSBORO BEHAVIORAL HEALTH SYSTEM, INC.          CHARTER BEHAVIORAL HEALTH SYSTEM OF GREENSBORO
SC  CHARTER HOSPITAL OF ST. LOUIS, INC.                        CHARTER GREENVILLE BEHAVIORAL HEALTH SYSTEM
UT  CHARTER - PROVO SCHOOL, INC.                               CHARTER PROVO CANYON SCHOOL
WI  CHARTER MILWAUKEE BEHAVIORAL HEALTH SYSTEM, INC.           CHARTER BEHAVIORAL HEALTH SYSTEM OF MILWAUKEE/WEST ALLIS

NOTE:  LIST REPRESENTS D/B/A FILINGS WHICH WILL BE FILED AFTER THE CLOSING DATE.

                                     ANNEX A
      SECOND AMENDED AND RESTATED SUBSIDIARY PLEDGE AND SECURITY AGREEMENT



BUSINESS/ACCOUNTING OFFICE                 SUBSIDIARY
- -------------------------------------------------------------------------------------------------------
ATLANTA OFFICE                CHARTER      Charter-By-The Sea Behavioral Health System, Inc.
2153 Peachford Road                        Charter Behavioral Health System of Athens, Inc.
Atlanta, GA 30538                          Charter Augusta Behavioral Health System, Inc.
                                           Charter Behavioral Health System of Savannah, Inc.
                                           Charter Behavioral Health System of Central Georgia, Inc.
                                           Charter Peachford Behavioral Health System, Inc.
                                           CMSF, Inc. (Glade)
                                           Charter Northridge Behavioral Health System, Inc.
                                           Charter Behavioral Health System of Jacksonville, Inc.
                                           Charter Hospital of St. Louis (Orlando South)
                                           Florida Health Facilities, Inc. (Pasco)
                                           Charter Behavioral Health System of Tampa Bay, Inc.
                                           Charter Behavioral Health System of Winston-Salem, Inc.
                                           Charter Pines Behavioral Health System, Inc.
                                           Charter Greensboro Behavioral Health System, Inc.
                                           Charter Springs Behavioral Health System, Inc.

                              NME          Charter Behavioral Health System of Atlanta, Inc.
                                           Charter Behavioral Health System of Bradenton, Inc.
                                           Charter Laurel Heights Behavioral Health System, Inc.
                                           Charter Bay Harbor Behavioral Health System, Inc.
                                           Charter Brawner Behavioral Health System, Inc.
                                           Charter Laurel Oaks Behavioral Health System, Inc.
                                           Charter Medfield Behavioral Health System, Inc.
                                           Charter Crescent Pines Behavioral Health System, Inc.

                                     ANNEX A
      SECOND AMENDED AND RESTATED SUBSIDIARY PLEDGE AND SECURITY AGREEMENT



BUSINESS/ACCOUNTING OFFICE                         SUBSIDIARY
- -------------------------------------------------------------------------------------------------------
CORONA OFFICE                 CHARTER      Charter Canyon Behavioral Health System, Inc.
2055 Kellog Drive                          Charter Medical of East Valley, Inc.
Corona, CA 91719                           Charter Medical of North Phoenix, Inc. (Glendale)
                                           Charter Behavioral Health System of Nevada, Inc.
                                           Charter Medical - Long Beach, Inc.
                                           Charter Mission Viejo Behavioral Health System, Inc.
                                           Charter Behavioral Health System of Northern California, Inc.
                                           Charter San Diego Behavioral Health System, Inc.
                                           Charter Thousand Oaks Behavioral Health System, Inc.
                                           Charter Oak Behavioral Health System, Inc.
                                           Charter North Behavioral Health System, Inc.
                                           Charter - Provo School, Inc.
                                           Charter Behavioral Health System of the Inland Empire, Inc.

                              NME          Charter Canyon Springs Behavioral Health System, Inc.
                                           Charter Behavioral Health System of Visalia, Inc.
                                           Charter Behavioral Health System of San Jose, Inc.
                                           Charter Behavioral Health System of Lakewood, Inc.
                                           Charter Behavioral Health System of Los Altos, Inc.
                                           Charter Behavioral Health System of Yorba Linda, Inc.
                                           Charter Alvarado Behavioral Health System, Inc.

GREENVILLE OFFICE             CHARTER      Charter Behavioral Health System of Charleston, Inc.
181 Johns Road, Suite C                    Charter Rivers Behavioral Health System, Inc.
Greer, SC 29651                            Charter Hospital of St. Louis, Inc. (Greenville)

                                     ANNEX A
      SECOND AMENDED AND RESTATED SUBSIDIARY PLEDGE AND SECURITY AGREEMENT



BUSINESS/ACCOUNTING OFFICE                         SUBSIDIARY
- -------------------------------------------------------------------------------------------------------
                              NME          Charter Fenwick Hall Behavioral Health System, Inc.
                                           Charter Appalachian Hall Behavioral Health System, Inc.

CHARTER FINANCIAL OFFICES,    CHARTER      Charter Louisville Behavioral Health System, Inc.
INC.                                       Charter Ridge Behavioral Health System, Inc.
9200 Shelbyville Road                      Charter Behavioral Health System of Paducah, Inc.
Suite 300                                  Charter Behavioral Health System of Columbia, Inc.
Louisville, KY 40222                       Charter Wichita Behavioral Health System, Inc.
                                           Charter Terre Haute Behavioral Health System, Inc.
                                           Charter Behavioral Health System of Northwest Indiana, Inc.
                                           Charter Lafayette Behavioral Health System, Inc.
                                           Charter Milwaukee Behavioral Health System, Inc.
                                           Charter Behavioral Health System of Kansas City, Inc.
                                           Charter Behavioral Health System of Chicago, Inc.
                                           Charter South Bend Behavioral Health System, Inc.
                                           Charter Little Rock Behavioral Health System, Inc.
                                           Charter Behavioral Health System of Northwest Arkansas, Inc.
                                           Charter Beacon Behavioral Health System, Inc.
                                           Charter Behavioral Health System of Toledo, Inc.
                                           Charter Indianapolis Behavioral Health System, Inc.
                                           Charter Westbrook Behavioral Health System, Inc.
                                           Charter Behavioral Health System of Charlottesville, Inc.
                                           Charter Fairmont Behavioral Health System, Inc.
                                           Charter Sioux Falls Behavioral Health System, Inc.

                              NME          Charter Arbor Indy Behavioral Health System, Inc.
                                           Charter Behavioral Health System of Michigan City, Inc.

                                     ANNEX A
      SECOND AMENDED AND RESTATED SUBSIDIARY PLEDGE AND SECURITY AGREEMENT



BUSINESS/ACCOUNTING OFFICE                         SUBSIDIARY
- -------------------------------------------------------------------------------------------------------
                                           Charter Behavioral Health System of Nashua, Inc.
                                           Charter Behavioral Health System of Waverly, Inc.
                                           Charter Springwood Behavioral Health System, Inc.
                                           Charter Northbrooke Behavioral Health System, Inc.
                                           Charter Centennial Peaks Behavioral Health System, Inc.
                                           Charter Behavioral Health System of Virginia Beach, Inc.
                                           Charter Behavioral Health System of Evansville, Inc.
                                           Charter Serenity Lodge Behavioral Health System, Inc.
                                           Charter Behavioral Health System of Jefferson, Inc.
                                           Charter Richmond Behavioral Health System, Inc.
                                           Charter Tidewater Behavioral Health System, Inc.
                                           Charter Linden Oaks Behavioral Health System, Inc.
                                           Charter Behavioral Health System of Texarkana, Inc.
                                           Charter Lakehurst Behavioral Health System, Inc.
                                           Charter Behavioral Health System at Fair Oaks, Inc.
                                           Charter Cove Forge Behavioral Health System, Inc.

CHARTER HEALTH MANAGEMENT     CHARTER      Charter Behavioral Health System of Austin, Inc.
OF TEXAS, INC.                             Charter Behavioral Health System of Corpus Christi, Inc.
7418 John Smith Drive                      Charter Behavioral Health System of Dallas, Inc.
Suite D                                    Charter Forest Behavioral Health System, Inc.
San Antonio, TX 76229                      Charter Behavioral Health System of Fort Worth, Inc.
                                           Charter Grapevine Behavioral Health System, Inc.
6800 Park Ten Blvd., Suite 275-W           Charter Behavioral Health System of Jackson, Inc.
San Antonio, TX 76213                      Charter Fairmount Behavioral Health System, Inc. (Kingwood)
(new lease signed for this location)       Charter Hospital of Miami, Inc.
                                           Charter Lakeside Behavioral Health System, Inc.

                                     ANNEX A
      SECOND AMENDED AND RESTATED SUBSIDIARY PLEDGE AND SECURITY AGREEMENT



BUSINESS/ACCOUNTING OFFICE                         SUBSIDIARY
- -------------------------------------------------------------------------------------------------------
                                           Charter Palms Behavioral Health System, Inc.
                                           Charter Plains Behavioral Health System, Inc.
                                           Charter Real Behavioral Health System, Inc.
                                           Charter Lakeside Behavioral Health System, Inc. (Sugarland)
                                           Charter Behavioral Health System of New Mexico, Inc.
                                           Charter Hospital of Mobile, Inc. (Charter of Academy)
                                           Charter Woods Behavioral Health System, Inc.
                                           Charter Hospital of Mobile, Inc.
                                           Charter Behavioral Health System of Lake Charles, Inc.

                              NME          Charter Behavioral Health System of Baywood, Inc.
                                           Charter Behavioral Health System of Lafayette, Inc.
                                           Charter Meadows Behavioral Health System, Inc.
                                           Charter Behavioral Health System of Warwick Manor, Inc.
                                           Charter Behavioral Health System of Potomac Ridge, Inc.
                                           Charter White Oak Behavioral Health System, Inc.
                                           Charter Fairbridge Behavioral Health System, Inc.
                                           Charter Behavioral Health System at Hidden Brook, Inc.
                                           Charter Mid-South Behavioral Health System, Inc.

                                   SCHEDULE I

                  SECOND AMENDED AND RESTATED SUBSIDIARY PLEDGE
                             AND SECURITY AGREEMENT


DOMESTIC SUBSIDIARIES:

      1.  Ambulatory Resources, Inc.
      2.  Atlanta MOB, Inc.
      3.  Beltway Community Hospital, Inc.
      4.  CCM, Inc.
      5.  Charter Alvarado Behavioral Health System, Inc.
      6.  Charter Appalachian Hall Behavioral Health System, Inc.
      7.  Charter Arbor Indy Behavioral Health System, Inc.
      8.  Charter Augusta Behavioral Health System, Inc.
      9.  Charter Bay Harbor Behavioral Health System, Inc.
     10.  Charter Beacon Behavioral Health System, Inc.
     11.  Charter Behavioral Health System at Fair Oaks, Inc.
     12.  Charter Behavioral Health System at Hidden Brook, Inc.
     13.  Charter Behavioral Health System at Los Altos, Inc.
     14.  Charter Behavioral Health System at Potomac Ridge, Inc.
     15.  Charter Behavioral Health System at Warwick Manor, Inc.
     16.  Charter Behavioral Health System of Athens, Inc.
     17.  Charter Behavioral Health System of Austin, Inc.
     18.  Charter Behavioral Health System of Baywood, Inc.
     19.  Charter Behavioral Health System of Bradenton, Inc.
     20.  Charter Behavioral Health System of Canoga Park, Inc.
     21.  Charter Behavioral Health System of Central Georgia, Inc.
     22.  Charter Behavioral Health System of Charleston, Inc.
     23.  Charter Behavioral Health System of Charlottesville, Inc.
     24.  Charter Behavioral Health System of Chicago, Inc.
     25.  Charter Behavioral Health System of Chula Vista, Inc.
     26.  Charter Behavioral Health System of Columbia, Inc.
     27.  Charter Behavioral Health System of Corpus Christi, Inc.
     28.  Charter Behavioral Health System of Dallas, Inc.
     29.  Charter Behavioral Health System of Evansville, Inc.
     30.  Charter Behavioral Health System of Fort Worth, Inc.
     31.  Charter Behavioral Health System of Jackson, Inc.
     32.  Charter Behavioral Health System of Jacksonville, Inc.
     33.  Charter Behavioral Health System of Jefferson, Inc.
     34.  Charter Behavioral Health System of Kansas City, Inc.
     35.  Charter Behavioral Health System of Lafayette, Inc.
     36.  Charter Behavioral Health System of Lake Charles, Inc.
     37.  Charter Behavioral Health System of Lakewood, Inc.
     38.  Charter Behavioral Health System of Michigan City, Inc.
     39.  Charter Behavioral Health System of Mobile, Inc.
     40.  Charter Behavioral Health System of Nashua, Inc.

                                   SCHEDULE I

                  SECOND AMENDED AND RESTATED SUBSIDIARY PLEDGE
                             AND SECURITY AGREEMENT

     41.  Charter Behavioral Health System of Nevada, Inc.
     42.  Charter Behavioral Health System of New Mexico, Inc.
     43.  Charter Behavioral Health System of Northern California, Inc.
     44.  Charter Behavioral Health System of Northwest Arkansas, Inc.
     45.  Charter Behavioral Health System of Northwest Indiana, Inc.
     46.  Charter Behavioral Health System of Paducah, Inc.
     47.  Charter Behavioral Health System of Rockford, Inc.
     48.  Charter Behavioral Health System of San Jose, Inc.
     49.  Charter Behavioral Health System of Savannah, Inc.
     50.  Charter Behavioral Health System of Southern California, Inc.
     51.  Charter Behavioral Health System of Tampa Bay, Inc.
     52.  Charter Behavioral Health System of Texarkana, Inc.
     53.  Charter Behavioral Health System of the Inland Empire, Inc.
     54.  Charter Behavioral Health System of Toledo, Inc.
     55.  Charter Behavioral Health System of Tucson, Inc.
     56.  Charter Behavioral Health System of Virginia Beach, Inc.
     57.  Charter Behavioral Health System of Visalia, Inc.
     58.  Charter Behavioral Health System of Washington D.C., Inc.
     59.  Charter Behavioral Health System of Waverly, Inc.
     60.  Charter Behavioral Health System of Winston-Salem, Inc.
     61.  Charter Behavioral Health System of Yorba Linda, Inc.
     62.  Charter Behavioral Health Systems of Atlanta, Inc.
     63.  Charter Brawner Behavioral Health System, Inc.
     64.  Charter Canyon Behavioral Health System, Inc.
     65.  Charter Canyon Springs Behavioral Health System, Inc.
     66.  Charter Centennial Peaks Behavioral Health System, Inc.
     67.  Charter Colonial Institute, Inc.
     68.  Charter Community Hospital, Inc.
     69.  Charter Community Hospital of Des Moines, Inc.
     70.  Charter Contract Services, Inc.
     71.  Charter Cove Forge Behavioral Health System, Inc.
     72.  Charter Crescent Pines Behavioral Health System, Inc.
     73.  Charter Fairbridge Behavioral Health System, Inc.
     74.  Charter Fairmount Behavioral Health System, Inc.
     75.  Charter Fenwick Hall Behavioral Health System, Inc.
     76.  Charter Financial Offices, Inc.
     77.  Charter Forest Behavioral Health System, Inc.
     78.  Charter Grapevine Behavioral Health System, Inc.
     79.  Charter Greensboro Behavioral Health System, Inc.
     80.  Charter Health Management of Texas, Inc.
     81.  Charter Hospital of Columbus, Inc.
     82.  Charter Hospital of Denver, Inc.
     83.  Charter Hospital of Ft. Collins, Inc.

                                   SCHEDULE I

                  SECOND AMENDED AND RESTATED SUBSIDIARY PLEDGE
                             AND SECURITY AGREEMENT

     84.  Charter Hospital of Laredo, Inc.
     85.  Charter Hospital of Miami, Inc.
     86.  Charter Hospital of Mobile, Inc.
     87.  Charter Hospital of Northern New Jersey, Inc.
     88.  Charter Hospital of Santa Teresa, Inc.
     89.  Charter Hospital of St. Louis, Inc.
     90.  Charter Hospital of Torrance, Inc.
     91.  Charter Indianapolis Behavioral Health System, Inc.
     92.  Charter Lafayette Behavioral Health System, Inc.
     93.  Charter Lakehurst Behavioral Health System, Inc.
     94.  Charter Lakeside Behavioral Health System, Inc.
     95.  Charter Laurel Heights Behavioral Health System, Inc.
     96.  Charter Laurel Oaks Behavioral Health System, Inc.
     97.  Charter Linden Oaks Behavioral Health System, Inc.
     98.  Charter Little Rock Behavioral Health System, Inc.
     99.  Charter Louisville Behavioral Health System, Inc.
    100.  Charter Meadows Behavioral Health System, Inc.
    101.  Charter Medfield Behavioral Health System, Inc.
    102.  Charter Medical Executive Corporation
    103.  Charter Medical Information Services, Inc.
    104.  Charter Medical International, S.A., Inc.
    105.  Charter Medical Management Company
    106.  Charter Medical of East Valley, Inc.
    107.  Charter Medical of North Phoenix, Inc.
    108.  Charter Medical of Orange County, Inc.
    109.  Charter Medical - California, Inc.
    110.  Charter Medical - Clayton County, Inc.
    111.  Charter Medical - Cleveland, Inc.
    112.  Charter Medical - Dallas, Inc.
    113.  Charter Medical - Long Beach, Inc.
    114.  Charter Medical - New York, Inc.
    115.  Charter Mental Health Options, Inc.
    116.  Charter Mid-South Behavioral Health System, Inc.
    117.  Charter Milwaukee Behavioral Health System, Inc.
    118.  Charter Mission Viejo Behavioral Health System, Inc.
    119.  Charter MOB of Charlottesville, Inc.
    120.  Charter North Behavioral Health System, Inc.
    121.  Charter North Counseling Center, Inc.
    122.  Charter Northbrooke Behavioral Health System, Inc.
    123.  Charter Northridge Behavioral Health System, Inc.
    124.  Charter Northside Hospital, Inc.
    125.  Charter Oak Behavioral Health System, Inc.
    126.  Charter of Alabama, Inc.

                                   SCHEDULE I

                  SECOND AMENDED AND RESTATED SUBSIDIARY PLEDGE
                             AND SECURITY AGREEMENT

    127.  Charter Palms Behavioral Health System, Inc.
    128.  Charter Peachford Behavioral Health System, Inc.
    129.  Charter Pines Behavioral Health System, Inc.
    130.  Charter Plains Behavioral Health System, Inc.
    131.  Charter Psychiatric Hospitals, Inc.
    132.  Charter Real Behavioral Health System, Inc.
    133.  Charter Regional Medical Center, Inc.
    134.  Charter Richmond Behavioral Health System, Inc.
    135.  Charter Ridge Behavioral Health System, Inc.
    136.  Charter Rivers Behavioral Health System, Inc.
    137.  Charter San Diego Behavioral Health System, Inc.
    138.  Charter Serenity Lodge Behavioral Health System, Inc.
    139.  Charter Sioux Falls Behavioral Health System, Inc.
    140.  Charter South Bend Behavioral Health System, Inc.
    141.  Charter Springs Behavioral Health System, Inc.
    142.  Charter Springwood Behavioral Health System, Inc.
    143.  Charter Surburban Hospital of Mesquite, Inc.
    144.  Charter Terre Haute Behavioral Health System, Inc.
    145.  Charter Thousand Oaks Behavioral Health System, Inc.
    146.  Charter Tidewater Behavioral Health System, Inc.
    147.  Charter Treatment Center of Michigan, Inc.
    148.  Charter Westbrook Behavioral Health System, Inc.
    149.  Charter White Oak Behavioral Health System, Inc.
    150.  Charter Wichita Behavioral Health System, Inc.
    151.  Charter Woods Behavioral Health System, Inc.
    152.  Charter Woods Hospital, Inc.
    153.  Charter - Provo School, Inc.
    154.  Charterton/LaGrange, Inc.
    155.  Charter-By-The-Sea Behavioral Health System, Inc.
    156.  CMCI, Inc.
    157.  CMFC, Inc.
    158.  CMSF, Inc.
    159.  CPS Associates, Inc.
    160.  C.A.C.O. Services, Inc.
    161.  Desert Springs Hospital, Inc.
    162.  Employee Assistance Services, Inc.
    163.  Florida Health Facilities, Inc.
    164.  Gulf Coast EAP Services, Inc.
    165.  Gwinnett Immediate Care Center, Inc.
    166.  HCS, Inc.
    167.  Holcomb Bridge Immediate Care Center, Inc.
    168.  Hospital Investors, Inc.
    169.  Mandarin Meadows, Inc.

                                   SCHEDULE I

                  SECOND AMENDED AND RESTATED SUBSIDIARY PLEDGE
                             AND SECURITY AGREEMENT

    170.  Metropolitan Hospital, Inc.
    171.  Middle Georgia Hospital, Inc.
    172.  Pacific - Charter Medical, Inc.
    173.  Peachford Professional Network, Inc.
    174.  Rivoli, Inc.
    175.  Shallowford Community Hospital, Inc.
    176.  Sistemas De Terapia Respiratoria S.A., Inc.
    177.  Stuart Circle Hospital Corporation
    178.  Tampa Bay Behavioral Health Alliance, Inc.
    179.  Western Behavioral Systems, Inc.